COMPUTATIONAL MATERIALS FOR
[GRAPHIC OMITTED]                     BEAR STEARNS ASSET BACKED SECURITIES I LLC
                                      ASSET-BACKED CERTIFICATES, SERIES 2005-1

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NEW ISSUE COMPUTATIONAL MATERIALS
---------------------------------


$384,923,000 (approximate +/-10%)

BEAR STEARNS ASSET BACKED SECURITIES I LLC
ASSET-BACKED CERTIFICATES, SERIES 2005-1

BEAR STEARNS ASSET-BACKED SECURITIES I LLC
Depositor

EMC MORTGAGE CORPORATION
Mortgage Loan Seller & Master Servicer


BEAR, STEARNS & CO. INC.
Sole Manager

All Statistical Information based upon Information as of January 1, 2005


JANUARY 31, 2005


                                      BEAR
                                    STEARNS

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      COMPUTATIONAL MATERIALS FOR
[GRAPHIC OMITTED]                     BEAR STEARNS ASSET BACKED SECURITIES I LLC
                                      ASSET-BACKED CERTIFICATES, SERIES 2005-1

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                      STATEMENT REGARDING ASSUMPTIONS AS TO
              SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION
              ----------------------------------------------------

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.



--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      COMPUTATIONAL MATERIALS FOR
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                                      ASSET-BACKED CERTIFICATES, SERIES 2005-1

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              CERTIFICATE INFORMATION TO 10% OPTIONAL CLEAN-UP CALL
              -----------------------------------------------------


              CERTIFICATE         RATINGS                 CE          PASS-THROUGH        WINDOW      WAL      CERTIFICATE
  CLASS         SIZE (1)         S&P/FITCH            LEVELS (1)          RATE            (MOS)      (YRS)         TYPE
  -----       -----------       -----------           ----------      ------------        ------      ---      -----------
    A        $313,057,000         AAA/AAA             20.50% (2)      LIBOR (3)(4)         1-92      2.391        Senior
   M-1        $37,606,000          AA/AA              10.95% (2)      LIBOR (3)(5)        40-92      5.150      Subordinate
   M-2        $18,508,000           A/A                6.25% (2)      LIBOR (3)(5)        38-92      5.089      Subordinate
   M-3         $4,332,000          A-/A-               5.15% (2)      LIBOR (3)(5)        38-92      5.076      Subordinate
   M-4         $3,938,000        BBB+/BBB+             4.15% (2)      LIBOR (3)(5)        38-92      5.076      Subordinate
   M-5         $2,953,000         BBB/BBB              3.40% (2)      LIBOR (3)(5)        37-92      5.070      Subordinate
   M-6         $4,529,000        BBB-/BBB-             2.25% (2)      LIBOR (3)(5)        37-92      5.059      Subordinate
   M-7         $8,860,000          BB/BB               0.00% (2)              Not Offered Hereby                Subordinate

NOTES:  - Prepayment Pricing Speed Assumption is 25% CPR
        - Certificates will be priced to a 10% clean-up call
        - Certificates are subject to a variance of +/- 10%

(1) The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization ("OC") and excess spread.

(2) Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial OC amount will equal 0.00% as of the Cut-Off Date. Beginning on the distribution date in March 2005, all excess spread will be applied to pay principal, resulting in a limited acceleration of the Certificates thereby creating OC up to an OC Target, expected to be approximately 1.35% of the Cut-Off Date unpaid principal balance of the mortgage loans.

(3) The Pass-Through Rates for the Certificates will be a floating rate based on One-Month LIBOR plus the respective Margin subject to the Net Rate Cap. The Net Rate Cap will equal the weighted average of the net rates on the mortgage loans.

(4) On the first distribution date after the first possible optional clean-up call, the margin for the Class A Certificates will increase to 2 times its original value.

(5) On the first distribution date after the first possible optional clean-up call, the margin for the Class M Certificates will increase to
        1.5 times its original value.



--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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THE COLLATERAL


    - Conventional, one- to four-family, fixed-rate and adjustable rate mortgage loans secured by first and second liens on residential mortgage properties as briefly described in the table below.

    -    The mortgage loans are serviced by EMC Mortgage Corp.

    - As of the Cut-Off Date, no more than approximately 8% of the mortgage loans will be 31-60 days delinquent and none of the mortgage loans will be greater than 60 days delinquent.

    - As of the Cut-Off Date, no more than 15% of the Mortgage Loans will have been more than 1x30 days delinquent in the past 12 months.

    - The mortgage loans have been acquired by the Mortgage Loan Seller from a variety of sources. Approximately 7% of the loans were acquired from a clean-up calls of 11 separate securitizations including ten United Companies Financial Corporation securitizations (1996-A, 1996-B, 1996-C, 1997-A, 1997-C, 1997-D, 1998-A, 1998-B, 1998-C, 1998-D) and one
         AFC securitization (1997-2) .

    - The mortgage loans were originated by approximately 78 originators with approximately 27% originated by CIT Mortgage, 14% originated by Encore, 13% originated by Long Beach, 7% originated by New Century, 7% originated by UCFC, and 5% originated by Aames. No other originator contributed more than 5%.

    - The mortgage loans originated by CIT Mortgage are generally loans that did not meet investor guidelines (approximately 49%), loans with a delinquency history (approximately 1%) and new origination (approximately 50%).

    - The mortgage loans originated Encore are generally loans that did not meet investor guidelines (approximately 85%) and loans with a delinquency history (approximately 15%).

    - The mortgage loans originated by Long Beach are generally loans that did not meet investor guidelines (approximately 23%) and loans with a delinquency history (approximately 76%).

    - The mortgage loans originated by New Century are generally loans that did not meet investor guidelines (approximately 77%), loans that were seasoned purchases (approximately 1%), loans that were documentation issues (approximately 20%), and loans with a delinquency history (approximately 2%).

    - The mortgage loans originated by UCFC are generally loans that were trust calls.

    - The mortgage loans originated by Aames are generally loans that did not meet investor guidelines (approximately 64%) and loans with a delinquent history (approximately 36%).

    - The mortgage loans have been acquired by the Mortgage Loan Seller from a variety of sources. Such loans were originated or intended to be originated based on prime or alt "A" underwriting guidelines.




--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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
                        INDEX/          PRINCIPAL      % OF     GROSS    WAM      AGE     OTERM    GROSS     CURR
     LOAN TYPE           TERM            BALANCE       POOL      WAC    (MOS.)  (MOS.)   (MOS.)    MARGIN    CLTV     FICO
   ------------     --------------     ------------    ----     -----   ------  ------   ------    ------    ----     ----
   ARM/1st Lien     11th DIST COFI       $311,785      0.08     5.075    474       6       480     3.200     77.95    558
   ARM/1st Lien         1YR CMT         $3,549,715     0.90     6.036    340      20       360     3.215     81.66    664
   ARM/1st Lien        1MO LIBOR        $1,835,322     0.47     5.396    292       8       300     3.452     82.64    687
   ARM/1st Lien        1YR LIBOR        $1,822,220     0.46     5.737    355       5       360     4.697     84.85    648
   ARM/1st Lien        6MO LIBOR       $272,770,985    69.27    7.683    354       6       360     6.054     84.90    624
                      Total ARM:       $280,290,026    71.18    7.632    353       6       360     5.989     84.83    625

  Fixed/1st Lien      Full Amort       $86,488,968     21.96    8.53     285      33       317      N/A      73.26    638
  Fixed/2st Lien        Balloon         $1,313,950     0.33    11.068     95      82       177      N/A      71.77    540
  Fixed/1st Lien      Full Amort       $19,034,373     4.83    10.441    262      14       275      N/A      96.18    641
  Fixed/2st Lien        Balloon         $6,656,182     1.69    10.309    175       5       180      N/A      94.43    654
                     Total Fixed:      $113,493,473    28.82    8.984    272      28       301      N/A      78.32    639

                   Total Portfolio:    $393,783,499   100.00    8.022    330      13       343     5.989     82.96    629

        ALL COLLATERAL INFORMATION PROVIDED HEREIN HAS BEEN CALCULATED USING
         INFORMATION AS OF JANUARY 1, 2005 AND MAY DIFFER +/-10% FROM THE FINAL
         CHARACTERISTICS OF THE MORTGAGE POOL AS OF THE
                                  CUT-OFF DATE.


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


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                                      ASSET-BACKED CERTIFICATES, SERIES 2005-1

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SUMMARY OF TERMS


DEPOSITOR:                         Bear Stearns Asset Backed Securities I LLC.

MORTGAGE LOAN SELLER:              EMC Mortgage Corporation.

MASTER SERVICER:                   EMC Mortgage Corporation.

SERVICER:                          EMC Mortgage Corporation.

SOLE MANAGER:                      Bear, Stearns & Co. Inc.

TRUSTEE:                           LaSalle Bank National Association.

RATING AGENCIES:                   Standard & Poor's Ratings Group & Fitch
                                   Ratings.

CUT-OFF DATE:                      January 1, 2005

SETTLEMENT DATE:                   On or about February 11, 2005

DISTRIBUTION DATE:                 25th day of each month (or the next business
                                   day), commencing February, 2005

OPTIONAL CALL:                     10% clean-up call

REGISTRATION:                      The Certificates will be available in
                                   book-entry form through DTC.

DENOMINATIONS:                     The Certificates are issuable in minimum
                                   denominations of an original amount of
                                   $25,000 and multiples of $1,000 in excess thereof.

FEDERAL TAX ASPECTS:               REMIC (one or more)

ERISA CONSIDERATIONS:              The Certificates generally may be purchased
                                   by, on behalf of, or with plan assets of, a Plan, if a prohibited transaction class exemption, based on the identity of the fiduciary making the decision to acquire such Certificates on behalf of the Plan or the source of funds for such acquisition, is applicable to the acquisition, holding and transfer of the Certificates.

SMMEA ELIGIBILITY:                 None of the Certificates will be 'mortgage
                                   related securities' for purposes of the
                                   Secondary Mortgage Market Enhancement Act of
                                   1984.

P&I ADVANCES:                      The servicer will be obligated to advance, or
                                   cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the servicer reasonably believes that such cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. The
                                   Trustee will be obligated to back-stop the servicer's obligation.

NET MORTGAGE RATE:                 On any mortgage loan, the then applicable
                                   mortgage rate thereon minus the sum of (1)
                                   the Servicing Fee Rate (ranging from 0.375% to 0.50%) and (2) the Trustee Fee Rate
                                   (0.01%).


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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[GRAPHIC OMITTED]                     BEAR STEARNS ASSET BACKED SECURITIES I LLC
                                      ASSET-BACKED CERTIFICATES, SERIES 2005-1

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INTEREST PAYMENTS:                 On each Distribution Date holders of the
                                   Certificates will be entitled to receive the interest that has accrued on the Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior Distribution Date that was not paid.

                                   The "accrual period" for the Certificates will be the period from and including the preceding distribution date (or from the settlement date with respect to the first distribution date) to and including the day prior to the current distribution date.

                                   The trustee will calculate interest on the Certificates on an actual/360 basis.

PRINCIPAL PAYMENTS:                The Class M Certificates will not receive any
                                   principal payments until the Stepdown Date or during a Trigger Event, unless the principal balance of the Class A Certificates is equal to zero.

                                   After the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A and Class M Certificates as described under the "Priority of Payments."

CREDIT ENHANCEMENT:                Subordination: Initially, [20.50]% for the
                                   Class A Certificates, [10.95]% for the Class
                                   M-1 Certificates, [6.25]% for the Class M-2
                                   Certificates, [5.15]% for the Class M-3
                                   Certificates, [4.15]% for the Class M-4
                                   Certificates, [3.40]% for the Class M-5
                                   Certificates, [2.25]% for the Class M-6 and
                                   [0.00]% for the Class M-7 Certificates.

                                   o  Overcollateralization ("OC")
                                        INITIAL (% Orig.)       [0.00]%
                                        OC TARGET (% Orig.)     [1.35]%
                                        STEPDOWN (% Current)    [2.70]%
                                        OC FLOOR (% Orig.) 0.50%

                                   o   Excess spread, which will initially be
                                       equal to approximately [569] bps per
                                       annum (before losses), is expected to be available to cover losses and to build OC commencing on the March 2005 Distribution Date.

INTEREST DISTRIBUTION AMOUNT:      For any distribution date and each class of
                                   offered certificates, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate (as reduced by the interest rate cap) on the Certificate
                                   Principal Balance of such Class immediately prior to such distribution date, in each case, reduced by any prepayment interest shortfalls to the extent not covered by compensating interest payable by the Master
                                   Servicer. PRINCIPAL REMITTANCE AMOUNT: With respect to any distribution date, the principal portion of all scheduled or unscheduled collections received or advanced on each mortgage loan.

PRINCIPAL DISTRIBUTION AMOUNT:     With respect to any distribution date, the
                                   Basic Principal Distribution Amount plus the
                                   Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION       With respect to any distribution date, the
AMOUNT:                            excess of (i) the Principal Remittance Amount
                                   for such distribution date over (ii) the Overcollateralization Release Amount, if any, for such distribution date.


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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[GRAPHIC OMITTED]                     BEAR STEARNS ASSET BACKED SECURITIES I LLC
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EXTRA PRINCIPAL DISTRIBUTION       With respect to any distribution date, the
AMOUNT:                            lesser of (x) the Net Monthly Excess
                                   Cash-flow for such distribution date and (y) the Overcollateralization Deficiency Amount for such distribution date.

NET MONTHLY EXCESS CASH-FLOW:      For any distribution date, the excess of (x)
                                   available funds for such distribution date over (y) the sum for such distribution date of (A) the Interest Distribution Amounts for the certificates, (B) the Interest Carry
                                   Forward Amounts for the Class A Certificates and (C) the Principal Distribution Amount.

BASIS RISK CARRY FORWARD AMOUNT:   For any distribution date for the Offered
                                   Certificates, the sum of (i) if on such
                                   distribution date the Pass-Through Rate for the related Certificates is based on the Net
                                   Rate Cap, the excess of (a) the Interest
                                   Distribution Amount that would have been payable had the Pass-Through Rate for the related Certificates been calculated at the LIBOR-based rate over (b) interest calculated at the Net Rate Cap plus any amounts paid under the Yield Maintenance Agreement plus
                                   (ii) any such amounts remaining unpaid from prior distribution dates.

STEPDOWN DATE:                     The earlier to occur of (i) the distribution
                                   date on which the aggregate Certificate
                                   Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the distribution date occurring in February 2008 and (y) the first distribution date for which the aggregate
                                   Certificate Principal Balance of the Class M
                                   Certificates and the Overcollateralization
                                   Amount divided by the aggregate Stated
                                   Principal Balance of the mortgage loans is greater than or equal to [43.70]%.

TRIGGER EVENT:                     If either the Delinquency Test or the
                                   Cumulative Loss Test is violated.

DELINQUENCY TEST:                  A 'Trigger Event,' with respect to each
                                   Distribution Date after the Stepdown Date, exists if the three-month rolling average of the percent equal to the sum of the Stated
                                   Principal Balances of the mortgage loans that are 61 days or more delinquent (including loans in bankruptcy, foreclosure and REO properties) over the sum of the Stated
                                   Principal Balances of the mortgage loans as of the last day of the related due period, equals or exceeds [36%] of the aggregate amount of the Class M Certificates plus the Overcollateralization Amount as a percentage of the aggregate Stated Principal Balance of the mortgage loans.

CUMULATIVE LOSS TEST:              The Cumulative Loss Test is violated on any
                                   Distribution Date if the aggregate amount of realized losses incurred since the Cut-off
                                   Date through the last day of the related Due
                                   Period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

                                   [DISTRIBUTION DATE OCCURRING IN                PERCENTAGE
                                   -------------------------------                ----------
                                   February 2008 through January 2009             [4.00]%
                                   February 2009 through January 2010             [6.25]%
                                   February 2010 through January 2011             [8.00]%
                                   February 2011 and thereafter                   [8.50]%]


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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                                  COMPUTATIONAL MATERIALS FOR
[GRAPHIC OMITTED]                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                                  ASSET-BACKED CERTIFICATES, SERIES 2005-1
----------------------------------------------------------------------------

PRIORITY OF PAYMENTS:          On each Distribution Date, distributions on
                               the Certificates, to the extent of available funds, will be made according to the following priority:

                               INTEREST DISTRIBUTIONS:

                               1) To the holders of the Class A Certificates the Interest Distribution Amount and Interest Carry Forward Amount;

                               2) To the holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, sequentially, the Interest Distribution Amount for each such class;

                               PRINCIPAL DISTRIBUTIONS:

                               Prior to the Stepdown Date or on which a
                               Trigger Event is in effect
                               ---------------------------------------------

                               1) To the holders of the Class A Certificates until the Certificate Principal Balance of each such class has been reduced to zero;

                               2) To the holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, sequentially, any remaining Principal Distribution Amount, in each case, until the Certificate Principal Balance of each such class has been reduced to zero;

                               On or after the Stepdown Date on which a
                               Trigger Event is not in effect
                               ---------------------------------------------

                               1) To the holders of the Class A Certificates, the Class A Distribution Amount until the Certificate Principal Balance of each such class has been reduced to zero;

                               2)   To the holders of the Class M-1
                                    Certificates, the Class M-1 Principal
                                    Distribution Amount until the Certificate
                                    Principal Balance thereof has been reduced to zero;

                               3)   To the holders of the Class M-2
                                    Certificates, the Class M-2 Principal
                                    Distribution Amount until the Certificate
                                    Principal Balance thereof has been reduced to zero;

                               4)   To the holders of the Class M-3
                                    Certificates, the Class M-3 Principal
                                    Distribution Amount until the Certificate
                                    Principal Balance thereof has been reduced to zero;

                               5)   To the holders of the Class M-4
                                    Certificates, the Class M-4 Principal
                                    Distribution Amount until the Certificate
                                    Principal Balance thereof has been reduced to zero;

                               6)   To the holders of the Class M-5
                                    Certificates, the Class M-5 Principal
                                    Distribution Amount until the Certificate
                                    Principal Balance thereof has been reduced to zero;

                               7)   To the holders of the Class M-6
                                    Certificates, the Class M-6 Principal
                                    Distribution Amount until the Certificate
                                    Principal Balance thereof has been reduced to zero; and

                               8)   To the holders of the Class M-7
                                    Certificates, the Class M-7 Principal
                                    Distribution Amount until the
                                    Certificate Principal Balance thereof
                                    has been reduced to zero.

                               NET MONTHLY EXCESS CASHFLOW:

                               1) to the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to the Extra Principal Distri-bution Amount, distributable as part of the Principal Distribution Amount;

                               2) to the holders of the Class A Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      COMPUTATIONAL MATERIALS FOR
[GRAPHIC OMITTED]                     BEAR STEARNS ASSET BACKED SECURITIES I LLC
                                      ASSET-BACKED CERTIFICATES, SERIES 2005-1

--------------------------------------------------------------------------------


                                   3)      to the holders of the Class M-1,
                                           Class M-2, Class M-3, Class M-4,
                                           Class M-5, Class M-6 and Class M-7
                                           Certificates, in that order, in an
                                           amount equal to the related Interest
                                           Carry Forward Amount allocable to
                                           such Certificates;

                                   4)      to make payments to a reserve
                                           account, to the extent required to
                                           distribute to the holders of the
                                           Class A Certificates any Basis Risk
                                           Carryover Amounts for such classes;

                                   5)      to make payments to a reserve
                                           account, to the extent required to
                                           distribute to the holders of the
                                           Class M Certificates any Basis Risk
                                           Carryover Amounts for such classes;

                                   6)      to the holders of the Class A
                                           Certificates and Class M
                                           Certificates, in an amount equal to
                                           such certificates' allocated share of
                                           any Prepayment Interest Shortfalls
                                           and any shortfalls resulting from the
                                           application of the Relief Act, in
                                           each case, without interest accrued
                                           thereon; and

                                   7)      to the holders of the Class B-IO
                                           Certificates and the Class R
                                           Certificates, as provided in the
                                           pooling and servicing agreement.

CLASS A PRINCIPAL DISTRIBUTION     For any applicable distribution date, an
AMOUNT:                            amount equal to the excess (if any) of (A)
                                   the Certificate Principal Balance of the Class A Certificates immediately prior to such distribution date over (B) the lesser of
                                   (x) 56.30% of the aggregate Stated Principal
                                   Balance of the mortgage loans, as of the last day of the related due period and (y) the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period less the
                                   Overcollateralization Floor.


CLASS M-1 PRINCIPAL                For any applicable distribution date, an
DISTRIBUTION AMOUNT:               amount equal to the excess (if any) of (A)
                                   the sum of (1) the Certificate Principal
                                   Balance of the Class A Certificates (after taking into account the payment of the Class
                                   A Principal Distribution Amount for that distribution date) and (2) the Certificate
                                   Principal Balance of the Class M-1
                                   Certificates immediately prior to such
                                   distribution date over (B) the lesser of (x)
                                   [75.40]% of the aggregate Stated Principal
                                   Balance of the mortgage loans as of the last day of the related due period and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period less the
                                   Overcollateralization Floor.


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      COMPUTATIONAL MATERIALS FOR
[GRAPHIC OMITTED]                     BEAR STEARNS ASSET BACKED SECURITIES I LLC
                                      ASSET-BACKED CERTIFICATES, SERIES 2005-1

--------------------------------------------------------------------------------

CLASS M-2 PRINCIPAL                For any applicable distribution date, an
DISTRIBUTION AMOUNT:               amount equal to the excess (if any) of (A)
                                   the sum of (1) the Certificate Principal
                                   Balance of the Class A and Class M-1
                                   Certificates (after taking into account the payment of the Class A and Class M-1
                                   Principal Distribution Amounts for that
                                   distribution date) and (2) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates immediately prior to such
                                   distribution date over (B) the lesser of (x)
                                   [84.80]% of the aggregate Stated Principal
                                   Balance of the mortgage loans as of the last day of the related due period and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period less the
                                   Overcollateralization Floor.

CLASS M-3 PRINCIPAL                For any applicable distribution date, an
DISTRIBUTION AMOUNT:               amount equal to the excess (if any) of (A)
                                   the sum of (1) the Certificate Principal
                                   Balance of the Class A, Class M-1 and Class
                                   M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class
                                   M-3 Certificates immediately prior to such distribution date over (B) the lesser of (x)
                                   [87.00]% of the aggregate Stated Principal
                                   Balance of the mortgage loans as of the last day of the related due period and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period less the
                                   Overcollateralization Floor.

CLASS M-4 PRINCIPAL                For any applicable distribution date, an
DISTRIBUTION AMOUNT:               amount equal to the excess (if any) of (A)the
                                   sum of (1) the Certificate Principal Balance of the Class A, Class M-1, Class M-2 and
                                   Class M-3 Certificates (after taking into account the payment of the Class A, Class
                                   M-1, Class M-2 and Class M-3 Principal
                                   Distribution Amounts for that distribution
                                   date) and (2) the Certificate Principal
                                   Balance of the Class M-4 Certificates
                                   immediately prior to such distribution date over (B) the lesser of (x) [89.00]% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period and (y) the aggregate
                                   Stated Principal Balance of the mortgage loans as of the last day of the related due period less the Overcollateralization Floor.

CLASS M-5 PRINCIPAL                For any applicable distribution date, an
DISTRIBUTION AMOUNT:               amount equal to the excess (if any) of (A)
                                   the sum of (1) the Certificate Principal
                                   Balance of the Class A, Class M-1, Class M-2,
                                   Class M-3 and Class M-4 Certificates (after taking into account the payment of the Class
                                   A, Class M-1, Class M-2, Class M-3 and Class
                                   M-4 Principal Distribution Amounts for that distribution date) and (2) the Certificate
                                   Principal Balance of the Class M-5
                                   Certificates immediately prior to such
                                   distribution date over (B) the lesser of (x)
                                   [90.50]% of the aggregate Stated Principal
                                   Balance of the mortgage loans as of the last day of the related due period and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period less the
                                   Overcollateralization Floor.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      COMPUTATIONAL MATERIALS FOR
[GRAPHIC OMITTED]                     BEAR STEARNS ASSET BACKED SECURITIES I LLC
                                      ASSET-BACKED CERTIFICATES, SERIES 2005-1

--------------------------------------------------------------------------------


CLASS M-6 PRINCIPAL                For any applicable distribution date, an
DISTRIBUTION AMOUNT:               amount equal to the excess (if any) of (A)
                                   the sum of (1) the Certificate Principal
                                   Balance of the Class A, Class M-1, Class M-2,
                                   Class M-3, Class M-4 and Class M-5
                                   Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2,
                                   Class M-3, Class M-4 and Class M-5 Principal
                                   Distribution Amounts for that distribution
                                   date) and (2) the Certificate Principal
                                   Balance of the Class M-6 Certificates
                                   immediately prior to such distribution date over (B) the lesser of (x) [92.80]% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period and (y) the aggregate
                                   Stated Principal Balance of the mortgage loans as of the last day of the related due period less the Overcollateralization Floor.

CLASS M-7 PRINCIPAL                For any applicable distribution date, an
DISTRIBUTION AMOUNT:               amount equal to the excess (if any) of (A)
                                   the sum of (1) the Certificate
                                   Principal Balance of the Class A, Class M-1,
                                   Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (after taking into account the payment of the Class A, Class
                                   M-1, Class M-2, Class M-3, Class M-4, Clsas
                                   M-5 and Class M-6 Principal Distribution
                                   Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class M-7 Certificates immediately prior to such distribution date over (B) the lesser of
                                   (x) [97.30]% of the aggregate Stated
                                   Principal Balance of the mortgage loans as of the last day of the related due period and
                                   (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period less the
                                   Overcollateralization Floor.

OVERCOLLATERALIZATION              For any distribution date, the amount, if
DEFICIENCY AMOUNT:                 any, by which the Overcollateralization
                                   Target Amount exceeds the Overcollateralized
                                   Amount on such distribution date.

OVERCOLLATERALIZATION RELEASE      For any Distribution Date, the lesser of (x)
AMOUNT:                            the Principal Remittance Amount for such
                                   Distribution Date and (y) the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date (assuming 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution
                                   Date) over (ii) the Overcollateralization
                                   Target Amount for such Distribution Date.

OVERCOLLATERALIZATION TARGET       With respect to any Distribution Date, (i)
AMOUNT:                            prior to the Stepdown Date, an amount equal
                                   to approximately 1.35% of the aggregate
                                   principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 2.70% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period and (y) approximately $1,968,917 or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target
                                   Amount for the immediately preceding
                                   Distribution Date. As of January 1, 2005, the
                                   OC Target Amount would have been
                                   approximately $5.316 million.

OVERCOLLATERALIZED AMOUNT:         For any distribution date, the
                                   amount, if any, by which (i) the aggregate principal balance of the mortgage loans exceeds (ii) the aggregate Certificate
                                   Principal Balance of the offered
                                   certificates as of such distribution date.


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      COMPUTATIONAL MATERIALS FOR
[GRAPHIC OMITTED]                     BEAR STEARNS ASSET BACKED SECURITIES I LLC
                                      ASSET-BACKED CERTIFICATES, SERIES 2005-1

--------------------------------------------------------------------------------

REALIZED LOSSES:                   Any loss on a mortgage loan attributable to
                                   the mortgagor's failure to make any payment of principal or interest as required under the mortgage note.

ALLOCATION OF LOSSES:              Any Realized Losses on the mortgage loans
                                   will be allocated on any distribution date, first, to Net Monthly Excess Cashflow, second, in reduction of the
                                   Overcollateralization Amount, third, to the
                                   Class M-7 Certificates, fourth, to the Class
                                   M-6 Certificates , fifth, to the Class M-5
                                   Certificates, sixth to the Class M-4,
                                   seventh, to Class M-4, eighth, to Class M-3, ninth, to Class M-2, tenth to the Class M-1
                                   Certificates and eleventh to the Class A
                                   Certificates on a pro-rata basis.

                                   Once Realized Losses have been allocated to the Certificates, such amounts with respect to such certificates will no longer accrue interest.

ALLOCATED REALIZED LOSS AMOUNT:    With respect to any of the Certificates and
                                   any distribution date, an amount equal to the sum of any Realized Loss allocated to that class of Certificates on that distribution date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous distribution date.

INTEREST CARRY FORWARD AMOUNT:     The Interest Carry Forward Amount is the
                                   amount of interest that was due, but remains unpaid from prior distribution dates.


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      COMPUTATIONAL MATERIALS FOR
[GRAPHIC OMITTED]                     BEAR STEARNS ASSET BACKED SECURITIES I LLC
                                      ASSET-BACKED CERTIFICATES, SERIES 2005-1

--------------------------------------------------------------------------------

YIELD MAINTENANCE AGREEMENT:       The issuer may benefit from payments from the
                                   Yield Maintenance Provider pursuant to a Yield Maintenance Agreements purchased with respect to the Class A Senior Certificates and Class M Subordinate Certificates, which is intended to partially mitigate the interest rate risk that could result from the difference between the LIBOR-based Rate on the floating rate Certificates and the Net
                                   Rate Cap.

                                   On each Distribution Date, payments under each Yield Maintenance Agreement will be made on an amount equal to the lesser of (a) the aggregate Certificate Principal Balance of the related classes of certificates as of such Distribution Date and (b) the Notional Balance schedule, calculated based on 18% CPR.

                                   It is anticipated that the Yield Maintenance
                                   Agreements will include the following terms:

                                   Notional Balance                Period      Strike Rate     Ceiling
                                   ----------------                ------      -----------     -------
                                   Fixed Rate Loans @ 18% CPR        1-24         5.00%           11%

                                   Fixed Rate Loans @ 18% CPR       25-30         8.15%           11%




--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      COMPUTATIONAL MATERIALS FOR
[GRAPHIC OMITTED]                     BEAR STEARNS ASSET BACKED SECURITIES I LLC
                                      ASSET-BACKED CERTIFICATES, SERIES 2005-1

--------------------------------------------------------------------------------

               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED
              BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE
 PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS OF JANUARY 1, 2005


LOAN CHARACTERISTIC                                 FIXED POOL             ADJUSTABLE POOL                TOTAL POOL
-------------------                           ----------------            ----------------          ----------------
 Expected Pool Balance                         $113,493,473.12             $280,290,025.83           $393,783,498.95
 Average Balance                                    $58,261.54                 $180,366.81               $112,445.32
 % Conforming Balances                                  76.93%                      77.29%                    77.19%
 WA Gross WAC                                          8.9843%                     7.6318%                   8.0216%
 Range of Gross WAC                           0.000% - 16.500%            3.250% - 12.790%          0.000% - 16.500%
 WA Net WAC (%)                                        8.4743%                     7.1220%                   7.5118%
 WAM (mos)                                                 272                         353                       330
 WA Age (mos)                                               28                           6                        13
 WA Orig. Term (mos)                                       301                         360                       343
Fixed Rate Balloon                                       7.02%                         N/A                     2.02%
Fixed Rate Fully Amortizing                             92.98%                         N/A                    26.80%
Adjustable Rate                                            N/A                     100.00%                    71.18%
 First Lien / Second Lien                        77.36%/22.64%               100.00% /---%              93.48%/6.52%

CURRENT BALANCE
---------------
$0 - $49,999                                            27.26%                       0.74%                     8.38%
$50,000 - $99,999                                       26.11%                      10.51%                    15.01%
$100,000 - $149,999                                     13.66%                      15.67%                    15.09%
$150,000 - $199,999                                      7.55%                      14.58%                    12.55%
$200,000 - $249,999                                      5.44%                      12.77%                    10.66%
$250,000 - $299,999                                      1.44%                      11.54%                     8.63%
$300,000 - $349,999                                      5.12%                      10.83%                     9.18%
$350,000 - $399,999                                      3.05%                       8.38%                     6.85%
$400,000 - $449,999                                      1.45%                       3.47%                     2.89%
$450,000 - $499,999                                      4.15%                       4.71%                     4.54%
$500,000 - $549,999                                      0.93%                       1.69%                     1.47%
$550,000 - $599,999                                      2.07%                       1.64%                     1.76%
$600,000 - $649,999                                      1.11%                       0.90%                     0.96%
$650,000 and above                                       0.66%                       2.56%                     2.01%

INTEREST RATE
-------------
Up to 5.999%                                            13.51%                      10.21%                    11.16%
6.000% - 6.999%                                         14.09%                      24.88%                    21.77%
7.000% - 7.999%                                         11.85%                      26.48%                    22.27%
8.000% - 8.999%                                          9.08%                      22.10%                    18.35%
9.000% - 9.999%                                         13.26%                      12.40%                    12.64%
10.000% - 10.999%                                       16.44%                       3.17%                     7.00%
11.000% - 11.999%                                       11.80%                       0.66%                     3.87%
12.000% - 12.999%                                        7.74%                       0.10%                     2.30%
13.000% - 13.999%                                        1.66%                        ---%                     0.48%
14.000% - 14.999%                                        0.47%                        ---%                     0.13%
15.000% and above                                        0.10%                        ---%                     0.03%


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


                                      COMPUTATIONAL MATERIALS FOR
[GRAPHIC OMITTED]                     BEAR STEARNS ASSET BACKED SECURITIES I LLC
                                      ASSET-BACKED CERTIFICATES, SERIES 2005-1

--------------------------------------------------------------------------------

               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED
              BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE
 PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS OF JANUARY 1, 2005


LOAN CHARACTERISTIC                                 FIXED POOL             ADJUSTABLE POOL                TOTAL POOL
-------------------                           ----------------            ----------------          ----------------
AGE (MONTHS)
------------
0 - 12                                                 60.08%                      89.25%                    80.84%
13 - 24                                                11.87%                       9.68%                    10.31%
25 - 36                                                 1.26%                       0.24%                     0.54%
37 - 48                                                 0.65%                       0.15%                     0.30%
49 - 60                                                 0.32%                        ---%                     0.09%
61 - 72                                                 0.40%                       0.44%                     0.43%
73 - 84                                                 5.65%                       0.15%                     1.73%
85 - 96                                                19.39%                       0.09%                     5.65%
97 and Greater                                          0.37%                        ---%                     0.10%

ORIGINAL TERM
-------------
1-15 Years                                             22.39%                        ---%                     6.45%
16-30 Years                                            77.61%                      99.83%                    93.43%
30+ Years                                                ---%                       0.17%                     0.12%

CREDIT SCORE
------------
Weighted Average                                          639                         599                       629
Not Available                                           0.66%                       0.65%                     0.65%
Up to 549                                              18.94%                      20.42%                    19.99%
550 to 599                                             14.71%                      15.74%                    15.44%
600 to 649                                             18.70%                      20.82%                    20.21%
650 to 699                                             22.53%                      26.22%                    25.15%
700 and Greater                                        24.46%                      16.17%                    18.56%

CURRENT CLTV
------------
Weighted Average                                      78.32%                      84.83%                    82.96%
% LTV's > 80%                                         46.60%                      59.04%                    55.46%
% of LTV's > 80% with MI
Insurance                                              2.51%                       1.19%                     1.59%

ORIGINAL CLTV
-------------
Weighted Average                                      82.43%                      85.27%                    84.46%
10.01 - 20.00%                                         0.07%                       0.03%                     0.04%
20.01% - 30.00%                                        0.92%                       0.12%                     0.35%
30.01% - 40.00%                                        1.05%                       0.56%                     0.70%
40.01% - 50.00%                                        3.46%                       0.62%                     1.44%
50.01% - 60.00%                                        4.62%                       1.21%                     2.19%
60.01% - 70.00%                                        8.09%                       5.49%                     6.24%
70.01% - 80.00%                                       27.29%                      32.68%                    31.13%
80.01% - 90.00%                                       21.49%                      27.26%                    25.60%
90.01% - 100.00%                                      31.52%                      31.95%                    31.83%
100.01% and above                                      1.50%                       0.06%                     0.48%


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


                                      COMPUTATIONAL MATERIALS FOR
[GRAPHIC OMITTED]                     BEAR STEARNS ASSET BACKED SECURITIES I LLC
                                      ASSET-BACKED CERTIFICATES, SERIES 2005-1

--------------------------------------------------------------------------------

               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED
              BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE
PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS OF JANUARY 1, 2005.

LOAN CHARACTERISTIC                                 FIXED POOL             ADJUSTABLE POOL                TOTAL POOL
-------------------                           ----------------            ----------------          ----------------

OCCUPANCY STATUS
----------------
 Owner Occupied                                        89.36%                       78.46%                       81.60%
 Investor Property                                      7.82%                       18.90%                       15.71%
 Second Home                                            2.81%                        2.65%                        2.69%

LOAN PURPOSE
------------
 Purchase Money                                        39.56%                       51.02%                       47.72%
 Cash-Out Refi                                         51.51%                       41.43%                       44.33%
 Rate/Term Refi                                         8.93%                        7.55%                        7.95%

INSURANCE
---------
 Conventional w/MI                                      2.78%                        1.20%                        1.66%
 Conventional w/o MI                                   97.22%                       98.80%                       98.44%

GEOGRAPHIC CONCENTRATION (> 5%)
-------------------------------
 California                                            22.77%                       29.77%                       27.75%
 Florida                                                8.65%                        7.03%                        7.50%
 Texas                                                  5.72%                        5.85%                        5.81%

PROPERTY TYPE
-------------
 Single Family Detached                                76.86%                       68.02%                       70.57%
 2-4 Family                                             7.56%                       11.76%                       10.55%
 Planned Unit Development                              10.61%                       14.17%                       13.14%
 Condominium                                            3.95%                        5.85%                        5.30%
 Mobile/Manufactured Home                               0.75%                        0.02%                        0.23%
 Townhouse                                              0.27%                        0.18%                        0.21%
 Other                                                   ---%                         ---%                         ---%

LOAN TYPE
---------
 Fixed Rate Balloon                                     7.02%                        --- %                        2.02%
 Fixed Rate Fully Amortizing                           92.98%                        --- %                       26.79%
 6 Month ARM                                            --- %                        0.73%                        0.52%
 1/1 CMT                                                --- %                        0.16%                        0.12%
 1/1 LIBOR                                              --- %                        0.38%                        0.27%
 1/6 LIBOR                                              --- %                        1.25%                        0.89%
 10/6 LIBOR                                             --- %                        0.24%                        0.17%
 2/6 LIBOR                                              --- %                       86.86%                       61.82%
 3/1 CMT                                                --- %                        0.23%                        0.16%
 3/6 LIBOR                                              --- %                        5.39%                        3.84%
 5/1 CMT                                                --- %                        0.73%                        0.52%
 5/1 LIBOR                                              --- %                        0.27%                        0.19%
 5/6 LIBOR                                              --- %                        2.86%                        2.04%
 7/1 CMT                                                --- %                        0.14%                        0.10%
 Other                                                  --- %                        0.76%                        0.55%


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED
             BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE
 PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS OF JANUARY 1, 2005.


LOAN CHARACTERISTIC                                 FIXED POOL             ADJUSTABLE POOL                TOTAL POOL
-------------------                           ----------------            ----------------          ----------------

GROSS MARGIN
------------
Weighted Average (Arms Only)                             ---                        5.989%                       5.989%
Fixed Rate Mortgage Loans                             100.00%                        --- %                       48.74%
Up to 2.999%                                             ---%                        5.20%                        1.84%
3.000% - 3.999%                                          ---%                        1.32%                        0.95%
4.000% - 4.999%                                          ---%                       12.27%                        5.26%
5.000% - 5.999%                                          ---%                       36.33%                       19.38%
6.000% - 6.999%                                          ---%                       27.15%                       16.63%
7.000% - 7.999%                                          ---%                       12.68%                        4.09%
8.000% and above                                         ---%                        5.05%                        3.11%


MAXIMUM INTEREST RATE
---------------------
Weighted Average (Arms Only)                                                       14.048%                      13.831%
Fixed Rate Mortgage Loans                             100.00%                        --- %                       28.82%
Up to 11.999%                                            ---%                        8.82%                        6.28%
12.000% - 12.999%                                        ---%                       17.98%                       12.80%
13.000% - 13.999%                                        ---%                       27.14%                       19.32%
14.000% - 14.999%                                        ---%                       25.85%                       18.40%
15.000% - 15.999%                                        ---%                       14.79%                       10.52%
16.000% - 16.999%                                        ---%                        4.09%                        2.91%
17.000% - 17.999%                                        ---%                        0.97%                        0.69%
18.000% - 18.999%                                        ---%                        0.36%                        0.25%
19.000% - 19.999%                                        ---%                        0.02%                        0.01%
20.000% and above                                        ---%                         ---%                        --- %

MONTHS TO NEXT RATE ADJUSTMENT
------------------------------
Weighted Average (Arms Only)                                                            20                           20
Fixed Rate Mortgage Loans                             100.00%                        --- %                       28.82%
0-3                                                      ---%                        2.12%                        1.51%
4-7                                                      ---%                        2.94%                        2.09%
8-11                                                     ---%                        7.77%                        5.53%
12-15                                                    ---%                        7.95%                        5.66%
16-19                                                    ---%                       17.12%                       12.19%
20-23                                                    ---%                       52.83%                       37.61%
24-39                                                    ---%                        5.30%                        3.77%
40-43                                                    ---%                        0.14%                        0.10%
44-47                                                    ---%                        0.10%                        0.07%
48-51                                                    ---%                        3.73%                        2.65%


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



                                  Distribution     AFC           AFC           Excess             Excess
                  Period          Date             Rate (1)      Rate (2)      Spread bps (1)     Spread bps (3)
                  ------          ------------     --------      --------      --------------     --------------
                    1             25-Feb-05        13.249        14.229             569               568
                    2             25-Mar-05         8.046         9.672             452               450
                    3             25-Apr-05         7.267         9.073             420               404
                    4             25-May-05         7.509         9.259             431               398
                    5             25-Jun-05         7.267         9.073             421               373
                    6             25-Jul-05         7.509         9.258             432               376
                    7             25-Aug-05         7.266         9.072             421               356
                    8             25-Sep-05         7.266         9.071             420               349
                    9             25-Oct-05         7.511         9.258             431               355
                    10            25-Nov-05         7.268         9.072             419               335
                    11            25-Dec-05         7.514         9.261             430               340
                    12            25-Jan-06         7.275         9.077             419               320
                    13            25-Feb-06         7.275         9.077             418               313
                    14            25-Mar-06         8.054         9.685             450               349
                    15            25-Apr-06         7.275         9.075             417               301
                    16            25-May-06         7.517         9.260             427               311
                    17            25-Jun-06         7.274         9.074             415               293
                    18            25-Jul-06         7.628         9.471             437               323
                    19            25-Aug-06         8.031        10.472             492               423
                    20            25-Sep-06         8.031        10.472             491               420
                    21            25-Oct-06         8.384        10.805             510               443
                    22            25-Nov-06         8.116        10.574             498               425
                    23            25-Dec-06         8.390        10.816             509               438
                    24            25-Jan-07         8.119        10.686             497               421
                    25            25-Feb-07         8.119        10.340             496               425
                    26            25-Mar-07         8.989        11.276             528               469
                    27            25-Apr-07         8.119        10.387             494               421
                    28            25-May-07         8.389        10.680             504               434
                    29            25-Jun-07         8.119        10.389             492               415
                    30            25-Jul-07         8.389        10.792             503               429

                  (1) Assumes 1-month LIBOR at 2.57%, 6-month LIBOR at 2.95%, 1-Year LIBOR at 3.26%, 1-Year
                      Treasury at 2.90% and 11th District COFI at 2.05%, no losses and is run at the pricing speed to call.

                  (2) Assumes 1-month LIBOR equals 20%, no losses and is run at the pricing speed to call.

                  (3) Assumes Forward LIBOR, no losses and is run at the pricing speed to call.


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




                                  Distribution     AFC           AFC           Excess             Excess
                  Period          Date             Rate (1)      Rate (2)      Spread bps (1)     Spread bps (3)
                  ------          ------------     --------      --------      --------------     --------------
                    31            25-Aug-07         8.119        10.244                490               417
                    32            25-Sep-07         8.119        10.245                489               414
                    33            25-Oct-07         8.392        10.643                500               429
                    34            25-Nov-07         8.144        10.345                490               414
                    35            25-Dec-07         8.415        10.697                500               428
                    36            25-Jan-08         8.148        10.486                488               413
                    37            25-Feb-08         8.158        11.102                488               417
                    38            25-Mar-08         8.728        11.879                513               452
                    39            25-Apr-08         8.165        11.160                493               419
                    40            25-May-08         8.437        11.554                506               436
                    41            25-Jun-08         8.164        11.182                495               418
                    42            25-Jul-08         8.437        11.599                507               435
                    43            25-Aug-08         8.163        11.367                496               424
                    44            25-Sep-08         8.163        11.372                497               422
                    45            25-Oct-08         8.435        11.757                508               438
                    46            25-Nov-08         8.165        11.403                497               419
                    47            25-Dec-08         8.437        11.788                508               434
                    48            25-Jan-09         8.162        11.437                497               416
                    49            25-Feb-09         8.161        11.465                497               422
                    50            25-Mar-09         9.035        12.699                530               471
                    51            25-Apr-09         8.161        11.471                497               417
                    52            25-May-09         8.436        11.882                508               434
                    53            25-Jun-09         8.164        11.500                497               414
                    54            25-Jul-09         8.436        11.886                508               431
                    55            25-Aug-09         8.164        11.522                497               418
                    56            25-Sep-09         8.164        11.527                497               416
                    57            25-Oct-09         8.436        11.914                508               433
                    58            25-Nov-09         8.163        11.533                497               414
                    59            25-Dec-09         8.436        11.921                508               430
                    60            25-Jan-10         8.163        11.537                497               412


                  (1) Assumes 1-month LIBOR at 2.57%, 6-month LIBOR at 2.95%, 1-Year LIBOR at 3.26%, 1-Year
                      Treasury at 2.90% and 11th District COFI at 2.05%, no losses and is run at the pricing speed to call.

                  (2) Assumes 1-month LIBOR equals 20%, no losses and is run at the pricing speed to call.

                  (3) Assumes Forward LIBOR, no losses and is run at the pricing speed to call.


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



                                  Distribution     AFC           AFC           Excess             Excess
                  Period          Date             Rate (1)      Rate (2)      Spread bps (1)     Spread bps (3)
                  ------          ------------     --------      --------      --------------     --------------
                    61            25-Feb-10         8.163        11.539             497               415
                    62            25-Mar-10         9.038        12.779             530               468
                    63            25-Apr-10         8.165        11.573             497               415
                    64            25-May-10         8.437        11.960             508               432
                    65            25-Jun-10         8.165        11.577             497               413
                    66            25-Jul-10         8.437        11.965             508               431
                    67            25-Aug-10         8.164        11.585             497               415
                    68            25-Sep-10         8.164        11.586             497               414
                    69            25-Oct-10         8.437        11.985             508               432
                    70            25-Nov-10         8.164        11.599             498               413
                    71            25-Dec-10         8.436        11.988             509               431
                    72            25-Jan-11         8.164        11.603             499               413
                    73            25-Feb-11         8.164        11.604             499               416
                    74            25-Mar-11         9.039        12.849             533               471
                    75            25-Apr-11         8.164        11.608             500               416
                    76            25-May-11         8.436        11.996             512               434
                    77            25-Jun-11         8.164        11.611             501               415
                    78            25-Jul-11         8.436        11.999             513               434
                    79            25-Aug-11         8.164        11.614             502               419
                    80            25-Sep-11         8.164        11.615             503               419
                    81            25-Oct-11         8.436        12.004             515               437
                    82            25-Nov-11         8.164        11.618             504               418
                    83            25-Dec-11         8.436        12.007             516               436
                    84            25-Jan-12         8.164        11.621             506               418
                    85            25-Feb-12         8.164        11.623             506               422
                    86            25-Mar-12         8.727        12.426             529               459
                    87            25-Apr-12         8.164        11.626             508               422
                    88            25-May-12         8.436        12.015             519               441
                    89            25-Jun-12         8.164        11.629             509               423
                    90            25-Jul-12         8.436        12.018             521               442
                    91            25-Aug-12         8.164        11.632             511               426
                    92            25-Sep-12         8.164        11.634             512               427


                  (1) Assumes 1-month LIBOR at 2.57%, 6-month LIBOR at 2.95%, 1-Year LIBOR at 3.26%, 1-Year
                      Treasury at 2.90% and 11th District COFI at 2.05%, no losses and is run at the pricing speed to call.

                  (2) Assumes 1-month LIBOR equals 20%, no losses and is run at the pricing speed to call.

                  (3) Assumes Forward LIBOR, no losses and is run at the pricing speed to call.


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


                               CONTACT INFORMATION
                               -------------------

MBS Trading
-----------

Scott Eichel                               Tel: (212) 272-5451
Sr. Managing Director                      seichel@bear.com

Chris Scott                                Tel: (212) 272-5451
Sr. Managing Director                      cscott@bear.com

MBS Structuring
---------------

Keith Lind                                 Tel: (212) 272-5451
Associate Director                         klind@bear.com

MBS Banking
-----------

Jennifer Schneider                         Tel: (212) 272-7599
Managing Director                          jschneider@bear.com

Ernie Calabrese                            Tel: (212) 272-9529
Managing Director                          ecalabrese@bear.com

Scott Tabor                                Tel: (212) 272-5925
Analyst                                    gtabor@bear.com

Syndicate
---------

Carol Fuller                               Tel: (212) 272-4955
Managing Director                          cfuller@bear.com

Angela Ward                                Tel: (212) 272-4955
Vice-President                             award@bear.com

Rating Agencies
---------------

Fitch:     Michele Patterson               Tel: (212) 908-0779
                                           michele.patterson@fitchratings.com
           Marissa Kimmel                  Tel: (212) 908-0343
                                           marissa.kimmel@fitchratings.com


S&P:       Michael Parris                  Tel: (212) 438-1566
                                           michael_parris@standardandpoors.com


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

INSTRUCTIONS:  PLEASE ALSO PROVIDE INFO ON CONFORMING AND NON-CONFORMING POOL
               (CELLS HAVE ALREADY BEEN FORMATTED IN COLUMN B, C, D, E)

                              aggregate pool       1st Liens             2nd Liens
         gross WAC                  8.021%               7.854%               10.405%
        wtd avg FICO                 629                   628                  645
         FICO < 600                  36%                   37%                  23%


        wtd avg CLTV                 83%                   82%                  84%
         CLTV = 80                    2%                   2%                    0%
        CLTV > 80.01                 55%                   53%                  93%
        Full Doc (%)                 42%                   41%                  50%
       Stated Doc (%)                 6%                   6%                    4%

         purch (%)                   48%                   46%                  69%
        CO refi (%)                  44%                   46%                  28%
        Own Occ (%)                  82%                   81%                  92%
     Prepay Penalty (%)              55%                   56%                  48%
         ARM ? (%)                   71%                   76%                   0%
        1st Lien (%)                93.47%                100%                   0%
      Avg Loan Balance           $ 112,363.95          $ 126,540.00         $ 431,177.00
         # of Loans                     3,499                 2,904                  595
      Loan Bal < $100k              23.42%               18.71%                90.95%
      Mtg Rates > 12%               2.210                 2.210                13.220
     Manuf Housing (%)               0.23                 0.25                  0.00

       largest state              California           California            California
        IO loans (%)                8.66%                 9.27%                0.00%
          10 yr IO                  2.26%                 2.42%                0.00%
          2 yr IO                   0.05%                 4.95%                0.00%
          3 yr IO                   0.75%                 0.80%                0.00%
          5 yr IO                   0.93%                 0.99%                0.00%
          7 yr IO                   0.10%                 0.11%                0.00%


DEAL NAME:

THE PERCENTAGES PER TABLE SHOULD ADD UP TO 100%


FICO & DOCUMENTATION & PURPOSE OF LOAN
----------------------------------------------------------------------------------------------------------------------------------
                                              OTHER                                           AVG PRIN BAL    CURRENT
      FICO SCORE      FULL DOC  STATED DOC      DOC    ALL DOCS   PURCH    CO REFI     WAC          ($)          LTV     IO LOANS
----------------------------------------------------------------------------------------------------------------------------------
            -499        4.00%      0.00%       1.00%      5.91     31.29     56.77    8.616      96,501.82      77.91     1.870
 500 -  549            10.00%      2.00%       3.00%     15.32     29.91     59.59    8.611     103,846.20      77.91     2.845
 550 -  599             9.00%      2.00%       4.00%     15.77     35.06     52.77    8.118     108,921.76      79.52    12.494
 600 -  649             7.00%      6.00%       7.00%     19.96     48.13     45.03    7.983     124,947.91      84.29     9.217
 650 -  699             8.00%      9.00%       7.00%     24.44     58.35     36.62    7.600     147,703.34      86.37    11.543
 700 -  749             4.00%      3.00%       5.00%     11.71     56.11     38.35    7.080     159,410.71      84.24    12.377
 750 -  799             3.00%      2.00%       2.00%      6.86     54.78     33.18    6.763     182,711.88      75.22     9.318
 800 +                  0.00%      0.00%       0.00%      0.03     12.04      0.00    6.561      61,897.71      49.27     0.000
TOTAL                  46.00%     24.00%      29.00%    100.00     46.16     45.51    7.854     126,539.57      82.05     9.266
----------------------------------------------------------------------------------------------------------------------------------




LTV & FICO
------------------------------------------------------------------------------------------------------------------------------------
                     FICO     450-      501-      551-      601-       651-      701-      751-      801-      TOTAL        AVG PRIN
    CURRENT LTV      <450     500       550       600       650        700       750       800       850       FICO         BAL ($)
------------------------------------------------------------------------------------------------------------------------------------
  10.01 -   15.00    0.00%    0.00%     0.01%     0.00%     0.00%     0.00%      0.00%     0.00%     0.00%      0.01       46,894.93
  15.01 -   20.00    0.00%    0.00%     0.01%     0.01%     0.00%     0.00%      0.01%     0.00%     0.00%      0.03       20,739.27
  20.01 -   25.00    0.00%    0.00%     0.00%     0.01%     0.01%     0.02%      0.00%     0.11%     0.00%      0.15       50,105.37
  25.01 -   30.00    0.00%    0.00%     0.01%     0.09%     0.01%     0.00%      0.00%     0.11%     0.00%      0.22       73,998.05
  30.01 -   35.00    0.00%    0.00%     0.07%     0.10%     0.03%     0.05%      0.02%     0.00%     0.00%      0.26       64,256.72
  35.01 -   40.00    0.02%    0.00%     0.09%     0.18%     0.04%     0.01%      0.01%     0.12%     0.00%      0.48       65,409.87
  40.01 -   45.00    0.00%    0.03%     0.03%     0.04%     0.04%     0.07%      0.13%     0.19%     0.00%      0.51       72,199.64
  45.01 -   50.00    0.00%    0.00%     0.13%     0.12%     0.28%     0.11%      0.02%     0.37%     0.00%      1.03       97,304.67
  50.01 -   55.00    0.00%    0.02%     0.07%     0.11%     0.05%     0.00%      0.25%     0.02%     0.03%      0.56       58,860.57
  55.01 -   60.00    0.00%    0.11%     0.33%     0.18%     0.20%     0.47%      0.12%     0.34%     0.00%      1.76       87,641.15
  60.01 -   65.00    0.00%    0.24%     0.72%     0.37%     0.42%     0.29%      0.25%     0.17%     0.00%      2.46       92,354.43
  65.01 -   70.00    0.04%    0.43%     0.91%     0.89%     0.46%     0.40%      0.49%     0.55%     0.00%      4.18       95,919.69
  70.01 -   75.00    0.03%    0.40%     1.77%     1.54%     0.93%     0.42%      0.33%     0.63%     0.00%      6.06       93,497.82
  75.01 -   80.00    0.50%    1.74%     4.09%     4.57%     4.78%     6.26%      3.51%     1.51%     0.00%     26.96      149,441.09
  80.01 -   85.00    0.08%    1.08%     3.37%     1.92%     1.94%     1.82%      0.43%     0.45%     0.00%     11.09      130,661.67
  85.01 -   90.00    0.12%    0.35%     2.26%     2.47%     3.51%     4.42%      1.72%     0.72%     0.00%     15.56      149,338.69
  90.01 -   95.00    0.06%    0.43%     0.90%     2.33%     5.46%     6.73%      2.52%     0.92%     0.00%     19.36      135,261.16
  95.01 -  101.00    0.03%    0.16%     0.44%     0.80%     1.77%     3.34%      1.90%     0.64%     0.00%      9.07      123,486.01
 101.01 +            0.00%    0.02%     0.10%     0.03%     0.03%     0.03%      0.00%     0.00%     0.00%      0.22       89,480.03
TOTAL                0.88%    5.02%    15.32%    15.77%    19.96%    24.44%     11.71%     6.86%     0.03%    100.00      126,539.57
------------------------------------------------------------------------------------------------------------------------------------

LTV & FICO (CONT'D)

--------------------------------------------------------------------------------
                                GROSS       LIMITED      STATED          IO
    CURRENT LTV       WAC      MARGIN         DOC         DOC          LOANS
--------------------------------------------------------------------------------
  10.01 -   15.00    10.91       6.95         0.00       100.00         0.00
  15.01 -   20.00     9.31       2.38         0.00       100.00         0.00
  20.01 -   25.00     6.96       0.00         0.00       100.00         0.00
  25.01 -   30.00     7.85       2.38         0.00       100.00         0.00
  30.01 -   35.00     8.45       4.65         0.00       100.00         0.00
  35.01 -   40.00     7.83       3.17         0.00       100.00         0.00
  40.01 -   45.00     7.27       1.22         0.00       100.00        26.80
  45.01 -   50.00     7.05       1.41         0.00       100.00         8.78
  50.01 -   55.00     8.09       2.02         0.00       100.00         0.00
  55.01 -   60.00     7.48       2.48         0.00       100.00         8.83
  60.01 -   65.00     8.36       4.12         0.00       100.00         1.38
  65.01 -   70.00     8.26       3.75         0.00       100.00         4.56
  70.01 -   75.00     8.32       3.59         0.00       100.00         5.24
  75.01 -   80.00     7.24       4.19         0.00        99.90        19.92
  80.01 -   85.00     8.03       4.43         0.00       100.00         8.85
  85.01 -   90.00     7.72       4.70         0.00       100.00         9.40
  90.01 -   95.00     8.57       6.21         0.00       100.00         2.71
  95.01 -  101.00     7.69       4.60         0.00       100.00         0.00
 101.01 +             8.13       1.43         0.00       100.00         0.00
TOTAL                 7.85       4.56         0.00        99.97         9.27
------------------------------------------------------------------------------



PRIN BALANCE & FICO
------------------------------------------------------------------------------------------------------------------------------------
                     FICO     450-      501-      551-      601-       651-      701-      751-      801-       TOTAL        CURRENT
   PRIN BALANCE      <450     500       550       600       650        700       750       800       850         FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
      0 -  49,999    0.05%    0.60%     1.49%     1.54%     1.05%     0.68%      0.30%     0.26%     0.00%      5.97000       60.70
 50,000 -  99,999    0.14%    0.79%     2.14%     2.09%     2.79%     3.11%      1.30%     0.37%     0.00%     12.74000       84.33
100,000 - 149,999    0.19%    0.71%     2.92%     2.02%     3.83%     3.81%      1.31%     0.82%     0.03%     15.65000       85.82
150,000 - 199,999    0.21%    0.99%     2.26%     2.44%     2.61%     2.97%      1.55%     0.28%     0.00%     13.31000       83.93
200,000 - 249,999    0.12%    0.92%     1.43%     1.48%     2.53%     2.63%      1.59%     0.65%     0.00%     11.36000       82.56
250,000 - 299,999    0.08%    0.16%     1.11%     1.03%     1.93%     3.06%      1.34%     0.46%     0.00%      9.18000       85.03
300,000 - 349,999    0.09%    0.18%     1.39%     1.75%     1.15%     2.73%      1.40%     1.15%     0.00%      9.84000       82.86
350,000 - 399,999    0.00%    0.41%     0.90%     1.55%     0.93%     2.01%      1.13%     0.42%     0.00%      7.34000       81.28
400,000 - 449,999    0.00%    0.00%     0.24%     0.69%     0.81%     0.57%      0.23%     0.57%     0.00%      3.10000       82.59
450,000 - 499,999    0.00%    0.12%     0.77%     0.50%     0.78%     1.41%      0.89%     0.39%     0.00%      4.87000       78.52
500,000 - 549,999    0.00%    0.14%     0.29%     0.14%     0.14%     0.58%      0.00%     0.28%     0.00%      1.58000       83.03
550,000 - 599,999    0.00%    0.00%     0.00%     0.15%     0.31%     0.31%      0.48%     0.63%     0.00%      1.89000       81.41
600,000 - 649,999    0.00%    0.00%     0.18%     0.00%     0.51%     0.17%      0.00%     0.17%     0.00%      1.03000       79.22
650,000 - 699,999    0.00%    0.00%     0.19%     0.19%     0.37%     0.18%      0.00%     0.00%     0.00%      0.92000       83.06
700,000 - 749,999    0.00%    0.00%     0.00%     0.20%     0.20%     0.00%      0.20%     0.41%     0.00%      1.02000       78.89
800,000 - 849,999    0.00%    0.00%     0.00%     0.00%     0.00%     0.22%      0.00%     0.00%     0.00%      0.22000       80.00
TOTAL                0.88%    5.02%    15.32%    15.77%    19.96%    24.44%     11.71%     6.86%     0.03%    100.00000       82.05
------------------------------------------------------------------------------------------------------------------------------------


PRIN BALANCE & FICO (CONT'D)


--------------------------------------------------------------------------------
                                 GROSS       LIMITED     STATED         IO
    PRIN BALANCE       WAC       MARGIN        DOC         DOC         LOANS
--------------------------------------------------------------------------------
      0 -  49,999    11.280      0.590        0.000      100.000        0.000
 50,000 -  99,999     8.883      4.200        0.000       99.800        0.750
100,000 - 149,999     7.901      4.740        0.000      100.000        5.310
150,000 - 199,999     7.670      4.960        0.000      100.000        4.710
200,000 - 249,999     7.540      5.210        0.000      100.000        9.090
250,000 - 299,999     7.118      5.420        0.000      100.000       13.850
300,000 - 349,999     7.349      4.770        0.000      100.000       16.090
350,000 - 399,999     7.157      5.030        0.000      100.000       15.400
400,000 - 449,999     7.331      5.240        0.000      100.000       22.210
450,000 - 499,999     6.815      4.290        0.000      100.000       13.070
500,000 - 549,999     7.137      4.580        0.000      100.000        8.830
550,000 - 599,999     6.304      3.040        0.000      100.000       33.090
600,000 - 649,999     7.703      4.210        0.000      100.000        0.000
650,000 - 699,999     8.102      5.890        0.000      100.000       20.060
700,000 - 749,999     7.349      4.850        0.000      100.000       20.060
800,000 - 849,999     6.875      6.250        0.000      100.000      100.000
TOTAL                 7.854      4.560        0.000       99.970        9.270
-----------------   ----------------------------------------------------------------



MORTG RATES & FICO
------------------------------------------------------------------------------------------------------------------------------------
                     FICO     450-      501-      551-      601-      651-       701-      751-      801-        AVG        CURRENT
   MORTG RATES       <450     500       550       600       650       700        750       800       850         FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
          -3.999     0.05%    0.00%     0.00%    0.00%     0.00%     0.03%      0.00%      0.07%     0.00%       736         78.94
   4.000 -  4.499    0.08%    0.00%     0.00%    0.03%     0.21%     0.16%      0.25%      0.09%     0.00%       678         78.52
   4.500 -  4.999    0.00%    0.00%     0.01%    0.03%     0.06%     0.31%      0.46%      0.06%     0.00%       699         79.81
   5.000 -  5.499    0.00%    0.08%     0.00%    0.40%     0.31%     0.30%      0.44%      0.29%     0.00%       665         79.74
   5.500 -  5.999    0.12%    0.09%     0.36%    0.62%     0.82%     1.85%      1.89%      2.40%     0.03%       697         72.16
   6.000 -  6.499    0.23%    0.19%     0.74%    1.02%     1.07%     2.71%      1.20%      0.75%     0.00%       652         80.70
   6.500 -  6.999    0.07%    0.22%     2.16%    2.56%     3.15%     4.25%      1.88%      1.05%     0.00%       637         83.57
   7.000 -  7.499    0.03%    0.56%     1.16%    1.76%     2.33%     2.63%      1.10%      0.24%     0.00%       622         84.30
   7.500 -  7.999    0.00%    0.99%     2.10%    2.52%     3.06%     3.10%      1.32%      0.78%     0.00%       618         85.45
   8.000 -  8.499    0.11%    0.37%     1.42%    1.45%     2.42%     2.69%      1.22%      0.09%     0.00%       624         86.80
   8.500 -  8.999    0.04%    0.36%     1.79%    1.60%     2.03%     2.34%      0.82%      0.40%     0.00%       618         87.23
   9.000 -  9.499    0.00%    0.27%     1.31%    0.58%     1.26%     1.68%      0.64%      0.18%     0.00%       620         87.39
   9.500 -  9.999    0.06%    0.60%     1.24%    0.98%     1.21%     1.08%      0.21%      0.16%     0.00%       591         82.40
  10.000 - 10.499    0.00%    0.28%     0.65%    0.26%     0.67%     0.37%      0.09%      0.11%     0.00%       593         77.94
  10.500 - 10.999    0.02%    0.27%     0.85%    0.44%     0.52%     0.38%      0.05%      0.07%     0.00%       579         71.31
  11.000 - 11.499    0.03%    0.21%     0.30%    0.41%     0.15%     0.24%      0.03%      0.04%     0.00%       579         70.72
  11.500 - 11.999    0.03%    0.17%     0.64%    0.46%     0.35%     0.12%      0.08%      0.02%     0.00%       575         69.86
  12.000 - 12.499    0.00%    0.14%     0.10%    0.19%     0.10%     0.05%      0.01%      0.01%     0.00%       569         64.59
  12.500 - 12.999    0.00%    0.17%     0.31%    0.31%     0.16%     0.11%      0.02%      0.02%     0.00%       569         63.65
  13.000 - 13.499    0.00%    0.02%     0.09%    0.07%     0.02%     0.02%      0.00%      0.00%     0.00%       560         62.56
  13.500 - 13.999    0.00%    0.00%     0.06%    0.03%     0.02%     0.02%      0.00%      0.00%     0.00%       572         62.67
  14.000 - 14.499    0.00%    0.03%     0.00%    0.00%     0.01%     0.00%      0.00%      0.01%     0.00%       555         63.18
  14.500 - 14.999    0.00%    0.00%     0.02%    0.03%     0.01%     0.01%      0.00%      0.01%     0.00%       602         40.71
  15.000 +           0.00%    0.00%     0.01%    0.00%     0.01%     0.00%      0.01%      0.00%     0.00%       641         52.91
TOTAL                0.88%    5.02%    15.32%   15.77%    19.96%    24.44%     11.71%      6.86%     0.03%       628         82.05
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
                                 GROSS       AVG PRIN    LIMITED     STATED         IO
    MORTG RATES        WAC       MARGIN       BAL($)       DOC         DOC         LOANS
------------------------------------------------------------------------------------------
          -3.999      3.594      2.360       119237         0.00       100.00      0.000
   4.000 -  4.499     4.153      2.480       215165         0.00       100.00     38.920
   4.500 -  4.999     4.853      3.020       248069         0.00       100.00     85.520
   5.000 -  5.499     5.253      3.430       231990         0.00       100.00     41.340
   5.500 -  5.999     5.778      2.530       256957         0.00       100.00     19.090
   6.000 -  6.499     6.246      3.860       195276         0.00       100.00     14.510
   6.500 -  6.999     6.735      4.680       230908         0.00       100.00     18.060
   7.000 -  7.499     7.215      4.970       191776         0.00       100.00      8.790
   7.500 -  7.999     7.731      5.190       184014         0.00        99.81      5.320
   8.000 -  8.499     8.195      5.670       156076         0.00       100.00      1.420
   8.500 -  8.999     8.748      5.900       137172         0.00       100.00      0.940
   9.000 -  9.499     9.196      6.240       117179         0.00       100.00      0.000
   9.500 -  9.999     9.719      5.680       110430         0.00       100.00      0.000
  10.000 - 10.499    10.205      4.150        72294         0.00       100.00      0.000
  10.500 - 10.999    10.716      2.980        45159         0.00       100.00      2.880
  11.000 - 11.499    11.225      1.970        41854         0.00       100.00      0.000
  11.500 - 11.999    11.731      0.300        30586         0.00       100.00      0.000
  12.000 - 12.499    12.206      0.400        28208         0.00       100.00      0.000
  12.500 - 12.999    12.750      0.300        24692         0.00       100.00      0.000
  13.000 - 13.499    13.224      0.000        27256         0.00       100.00      0.000
  13.500 - 13.999    13.716      0.000        21824         0.00       100.00      0.000
  14.000 - 14.499    14.135      0.000        21719         0.00       100.00      0.000
  14.500 - 14.999    14.645      0.000        12865         0.00       100.00      0.000
  15.000 +           15.225      0.000        15956         0.00       100.00      0.000
  TOTAL               7.854      4.560       126540         0.00        99.97      9.270
------------------------------------------------------------------------------------------



MORTG RATES & LTV
------------------------------------------------------------------------------------------------------------------------------------
   MORTG RATES           LTV 40.01-50     50.01-60     60.01-70     70.01-80     80.01-90     90.01-100     100+        TOTAL LTV
------------------------------------------------------------------------------------------------------------------------------------
          -3.999            0.00%          0.02%        0.00%        0.08%        0.00%        0.05%        0.00%           0.16
   4.000 -  4.499           0.09%          0.00%        0.00%        0.52%        0.03%        0.18%        0.00%           0.82
   4.500 -  4.999           0.00%          0.12%        0.00%        0.36%        0.05%        0.20%        0.00%           0.95
   5.000 -  5.499           0.00%          0.14%        0.16%        0.87%        0.35%        0.16%        0.02%           1.83
   5.500 -  5.999           0.70%          0.47%        1.11%        3.63%        1.42%        0.20%        0.00%           8.18
   6.000 -  6.499           0.09%          0.17%        0.42%        3.77%        1.81%        0.95%        0.00%           7.92
   6.500 -  6.999           0.04%          0.37%        0.55%        5.72%        4.36%        3.06%        0.00%          15.33
   7.000 -  7.499           0.02%          0.01%        0.30%        3.73%        3.28%        2.11%        0.03%           9.81
   7.500 -  7.999           0.24%          0.18%        0.48%        3.10%        5.18%        4.14%        0.06%          13.87
   8.000 -  8.499           0.09%          0.16%        0.45%        2.36%        2.26%        4.22%        0.15%           9.77
   8.500 -  8.999           0.03%          0.10%        0.80%        1.62%        2.07%        4.69%        0.04%           9.37
   9.000 -  9.499           0.03%          0.08%        0.43%        0.68%        1.05%        3.52%        0.02%           5.93
   9.500 -  9.999           0.02%          0.16%        0.77%        1.17%        1.05%        2.23%        0.00%           5.53
  10.000 - 10.499           0.07%          0.22%        0.42%        0.39%        0.46%        0.80%        0.00%           2.42
  10.500 - 10.999           0.17%          0.23%        0.52%        0.65%        0.49%        0.33%        0.00%           2.59
  11.000 - 11.499           0.05%          0.16%        0.31%        0.44%        0.22%        0.15%        0.00%           1.42
  11.500 - 11.999           0.12%          0.25%        0.36%        0.48%        0.44%        0.13%        0.00%           1.87
  12.000 - 12.499           0.06%          0.09%        0.13%        0.16%        0.10%        0.00%        0.00%           0.61
  12.500 - 12.999           0.10%          0.16%        0.26%        0.22%        0.12%        0.06%        0.02%           1.10
  13.000 - 13.499           0.02%          0.06%        0.07%        0.03%        0.01%        0.02%        0.00%           0.24
  13.500 - 13.999           0.00%          0.02%        0.04%        0.04%        0.01%        0.00%        0.00%           0.13
  14.000 - 14.499           0.00%          0.01%        0.01%        0.01%        0.01%        0.00%        0.00%           0.05
  14.500 - 14.999           0.03%          0.01%        0.00%        0.00%        0.00%        0.00%        0.00%           0.08
  15.000 +                  0.01%          0.01%        0.01%        0.00%        0.00%        0.00%        0.00%           0.03
  TOTAL                     2.01%          3.20%        7.60%       30.03%       24.75%       27.19%        0.34%         100.00
-----------------------------------------------------------------------------------------------------------------------------------


MORTG RATES & LTV (CONT'D)

------------------------------------------------------------------------------------------------
                                      GROSS       AVG PRIN       LIMITED     STATED
   MORTG RATES           AVG FICO     MARGIN        BAL($)         DOC         DOC     IO LOANS
------------------------------------------------------------------------------------------------
          -3.999           0.16       2.360      119,236.70       0.00     100.00        0.000
   4.000 -  4.499          0.82       2.480      215,164.62       0.00     100.00       38.920
   4.500 -  4.999          0.95       3.020      248,068.99       0.00     100.00       85.520
   5.000 -  5.499          1.83       3.430      231,990.12       0.00     100.00       41.340
   5.500 -  5.999          8.18       2.530      256,956.50       0.00     100.00       19.090
   6.000 -  6.499          7.92       3.860      195,275.57       0.00     100.00       14.510
   6.500 -  6.999         15.33       4.680      230,908.41       0.00     100.00       18.060
   7.000 -  7.499          9.81       4.970      191,776.30       0.00     100.00        8.790
   7.500 -  7.999         13.87       5.190      184,013.98       0.00      99.81        5.320
   8.000 -  8.499          9.77       5.670      156,076.05       0.00     100.00        1.420
   8.500 -  8.999          9.37       5.900      137,171.98       0.00     100.00        0.940
   9.000 -  9.499          5.93       6.240      117,178.79       0.00     100.00        0.000
   9.500 -  9.999          5.53       5.680      110,429.59       0.00     100.00        0.000
  10.000 - 10.499          2.42       4.150       72,294.39       0.00     100.00        0.000
  10.500 - 10.999          2.59       2.980       45,158.62       0.00     100.00        2.880
  11.000 - 11.499          1.42       1.970       41,854.27       0.00     100.00        0.000
  11.500 - 11.999          1.87       0.300       30,585.88       0.00     100.00        0.000
  12.000 - 12.499          0.61       0.400       28,207.62       0.00     100.00        0.000
  12.500 - 12.999          1.10       0.300       24,692.08       0.00     100.00        0.000
  13.000 - 13.499          0.24       0.000       27,256.35       0.00     100.00        0.000
  13.500 - 13.999          0.13       0.000       21,823.72       0.00     100.00        0.000
  14.000 - 14.499          0.05       0.000       21,718.85       0.00     100.00        0.000
  14.500 - 14.999          0.08       0.000       12,865.10       0.00     100.00        0.000
  15.000 +                 0.03       0.000       15,956.03       0.00     100.00        0.000
  TOTAL                   100.00      4.560      126,539.57       0.00      99.97        9.270
------------------------------------------------------------------------------------------------


DEAL NAME:

THE PERCENTAGES PER TABLE SHOULD ADD UP TO 100%

FICO & DOCUMENTATION & PURPOSE OF LOAN
------------------------------------------------------------------------------------------------------------------------------------
             FICO SCORE                      FULL DOC        STATED DOC    OTHER DOC      ALL DOCS        PURCH        CO REFI
------------------------------------------------------------------------------------------------------------------------------------
                                -499             3.00%          0.00%        1.00%           3.60         70.33          27.78
 500 -  549                                      8.00%          0.00%        1.00%           8.52         52.94          42.03
 550 -  599                                      8.00%          0.00%        3.00%          11.13         68.75          25.92
 600 -  649                                     17.00%          2.00%        6.00%          24.21         69.90          26.95
 650 -  699                                     19.00%          4.00%       12.00%          34.24         74.98          20.64
 700 -  749                                      4.00%          2.00%        7.00%          13.46         56.97          40.93
 750 -  799                                      1.00%          1.00%        2.00%           4.84         79.01          20.99
TOTAL                                           59.00%         10.00%       31.00%         100.00         68.78          27.58
------------------------------------------------------------------------------------------------------------------------------------


FICO & DOCUMENTATION & PURPOSE OF LOAN (CONT'D)
------------------------------------------------------------------------------------------------------
             FICO SCORE                       WAC       AVG PRIN BAL ($)   AMORT CLTV         IO LOANS
------------------------------------------------------------------------------------------------------
                                -499          10.88        34,252.69           96.78             0.00
 500 -  549                                   10.67        36,463.03           93.17             0.00
 550 -  599                                   10.49        35,307.26           95.51             0.00
 600 -  649                                   10.55        42,605.57           97.31             0.00
 650 -  699                                   10.32        49,138.72           97.36             0.00
 700 -  749                                   10.31        47,358.95           97.52             0.00
 750 -  799                                    9.55        42,917.79           94.88             0.00
TOTAL                                         10.41        43,177.40           96.67             0.00
------------------------------------------------------------------------------------------------------



LTV & FICO
--------------------------------------------------------------------------------------------------------------------
             AMORT CLTV        FICO < 450       450 - 500     501 - 550     551 - 600      601 - 650     651 - 700
--------------------------------------------------------------------------------------------------------------------
  25.01 -   30.00                   0.00%          0.00%        0.00%          0.00%         0.00%          0.01%
  30.01 -   35.00                   0.00%          0.03%        0.00%          0.00%         0.00%          0.00%
  35.01 -   40.00                   0.00%          0.00%        0.00%          0.00%         0.12%          0.00%
  45.01 -   50.00                   0.00%          0.00%        0.00%          0.03%         0.00%          0.00%
  50.01 -   55.00                   0.00%          0.00%        0.08%          0.06%         0.00%          0.03%
  55.01 -   60.00                   0.00%          0.00%        0.00%          0.13%         0.07%          0.00%
  60.01 -   65.00                   0.00%          0.00%        0.09%          0.07%         0.00%          0.00%
  65.01 -   70.00                   0.00%          0.00%        0.13%          0.00%         0.16%          0.14%
  70.01 -   75.00                   0.00%          0.00%        0.88%          0.21%         0.20%          0.42%
  75.01 -   80.00                   0.09%          0.00%        0.50%          0.60%         0.20%          0.48%
  80.01 -   85.00                   0.00%          0.29%        0.51%          0.24%         1.03%          0.91%
  85.01 -   90.00                   0.00%          0.07%        0.66%          0.57%         0.82%          2.94%
  90.01 -   95.00                   0.07%          0.00%        0.09%          0.77%         2.31%          3.07%
  95.01 -  101.00                   0.60%          2.45%        5.36%          8.14%        18.96%         25.75%
 101.01 +                           0.00%          0.00%        0.21%          0.30%         0.35%          0.49%
TOTAL                               0.76%          2.84%        8.52%         11.13%        24.21%         34.24%
--------------------------------------------------------------------------------------------------------------------


LTV & FICO (CONT'D)
-----------------------------------------------------------------------------------------------------------------
             AMORT CLTV         701 - 750       751 - 800        801 - 850       TOTAL FICO    AVG PRIN BAL ($)
-----------------------------------------------------------------------------------------------------------------
  25.01 -   30.00                  0.00%            0.00%           0.00%            1.00%            3,051
  30.01 -   35.00                  0.00%            0.00%           0.00%            3.00%            8,568
  35.01 -   40.00                  0.00%            0.00%           0.00%           12.00%           29,880
  45.01 -   50.00                  0.00%            0.00%           0.00%            3.00%            7,237
  50.01 -   55.00                  0.00%            0.00%           0.00%           17.00%           10,771
  55.01 -   60.00                  0.00%            0.00%           0.00%           20.00%           16,953
  60.01 -   65.00                  0.00%            0.00%           0.00%           16.00%           14,109
  65.01 -   70.00                  0.00%            0.04%           0.00%           47.00%           17,263
  70.01 -   75.00                  0.22%            0.12%           0.00%          205.00%           35,143
  75.01 -   80.00                  0.28%            0.00%           0.00%          215.00%           19,038
  80.01 -   85.00                  0.04%            0.00%           0.00%          302.00%           22,169
  85.01 -   90.00                  1.44%            1.50%           0.00%          800.00%           38,801
  90.01 -   95.00                  2.95%            0.65%           0.00%          990.00%           40,369
  95.01 -  101.00                  7.55%            2.53%           0.00%         7134.00%           50,077
 101.01 +                          0.98%            0.00%           0.00%          234.00%           46,279
TOTAL                             13.46%            4.84%           0.00%        10000.00%           43,177
-----------------------------------------------------------------------------------------------------------------




LTV & FICO (CONT'D)
-------------------------------------------------------------------------------------------------
        AMORT CLTV              WAC      GROSS MARGIN   LIMITED DOC     STATED DOC       IO LOANS
-------------------------------------------------------------------------------------------------
  25.01 -   30.00               11.990        0.00          0.00            100.00          0.00
  30.01 -   35.00               13.325        0.00          0.00            100.00          0.00
  35.01 -   40.00               10.000        0.00          0.00            100.00          0.00
  45.01 -   50.00               11.490        0.00          0.00            100.00          0.00
  50.01 -   55.00               12.265        0.00          0.00            100.00          0.00
  55.01 -   60.00               11.748        0.00          0.00            100.00          0.00
  60.01 -   65.00               11.630        0.00          0.00            100.00          0.00
  65.01 -   70.00               12.456        0.00          0.00            100.00          0.00
  70.01 -   75.00                9.936        0.00          0.00            100.00          0.00
  75.01 -   80.00               10.611        0.00          0.00            100.00          0.00
  80.01 -   85.00               11.024        0.00          0.00            100.00          0.00
  85.01 -   90.00               10.127        0.00          0.00            100.00          0.00
  90.01 -   95.00               10.440        0.00          0.00            100.00          0.00
  95.01 -  101.00               10.364        0.00          0.00            100.00          0.00
 101.01 +                       11.105        0.00          0.00            100.00          0.00
TOTAL                           10.405        0.00          0.00            100.00          0.00
-------------------------------------------------------------------------------------------------



PRIN BALANCE & FICO
-----------------------------------------------------------------------------------------------------------------------
        PRIN BALANCE          FICO < 450       450 - 500     501 - 550     551 - 600      601 - 650     651 - 700
-----------------------------------------------------------------------------------------------------------------------
         0 -     49,999             0.37%          1.35%        4.69%          5.97%        10.73%         12.29%
    50,000 -     99,999             0.39%          1.49%        2.54%          5.16%        11.74%         18.42%
   100,000 -    149,999             0.00%          0.00%        0.40%          0.00%         1.74%          2.87%
   150,000 -    199,999             0.00%          0.00%        0.00%          0.00%         0.00%          0.66%
   200,000 -    249,999             0.00%          0.00%        0.88%          0.00%         0.00%          0.00%
TOTAL                               0.76%          2.84%        8.52%         11.13%        24.21%         34.24%
-----------------------------------------------------------------------------------------------------------------------


PRIN BALANCE & FICO (CONT'D)
--------------------------------------------------------------------------------------------------------------------------
            PRIN BALANCE          701 - 750       751 - 800        801 - 850       TOTAL FICO       AMORT CLTV        WAC
--------------------------------------------------------------------------------------------------------------------------
         0 -     49,999              5.12%            2.58%           0.00%            43.11            93.28       10.524
    50,000 -     99,999              6.30%            1.80%           0.00%            47.84            97.78       10.330
   100,000 -    149,999              2.03%            0.46%           0.00%             7.50            98.86       10.137
   150,000 -    199,999              0.00%            0.00%           0.00%             0.66            99.96       12.875
   200,000 -    249,999              0.00%            0.00%           0.00%             0.88            74.00        9.125
TOTAL                               13.46%            4.84%           0.00%           100.00            95.72       10.405
--------------------------------------------------------------------------------------------------------------------------


PRIN BALANCE & FICO (CONT'D)
---------------------------------------------------------------------------------------------
            PRIN BALANCE          GROSS MARGIN     LIMITED DOC     STATED DOC       IO LOANS
---------------------------------------------------------------------------------------------
         0 -     49,999              0.00              0.00            100.00          0.00
    50,000 -     99,999              0.00              0.00            100.00          0.00
   100,000 -    149,999              0.00              0.00            100.00          0.00
   150,000 -    199,999              0.00              0.00            100.00          0.00
   200,000 -    249,999              0.00              0.00            100.00          0.00
TOTAL                                0.00              0.00            100.00          0.00
---------------------------------------------------------------------------------------------



MORTG RATES & FICO
--------------------------------------------------------------------------------------------------------------
    MORTG RATES         FICO < 450      450 - 500     501 - 550     551 - 600      601 - 650     651 - 700
--------------------------------------------------------------------------------------------------------------
 5.000 -  5.499           0.00%           0.00%         0.13%         0.00%          0.00%         0.00%
 5.500 -  5.999           0.00%           0.00%         0.00%         0.00%          0.00%         0.00%
 6.000 -  6.499           0.00%           0.00%         0.00%         0.16%          0.10%         0.00%
 6.500 -  6.999           0.00%           0.00%         0.00%         0.00%          0.07%         0.00%
 7.000 -  7.499           0.00%           0.00%         0.00%         0.00%          0.07%         0.16%
 7.500 -  7.999           0.00%           0.00%         0.00%         0.14%          0.00%         0.67%
 8.000 -  8.499           0.39%           0.00%         0.00%         0.09%          0.00%         0.75%
 8.500 -  8.999           0.00%           0.00%         0.00%         0.31%          1.51%         1.71%
 9.000 -  9.499           0.07%           0.00%         1.46%         0.69%          1.87%         3.23%
 9.500 -  9.999           0.00%           0.50%         1.46%         2.58%          4.39%         7.14%
10.000 - 10.499           0.00%           0.39%         0.34%         1.63%          4.63%         7.63%
10.500 - 10.999           0.00%           0.53%         2.32%         2.95%          4.70%         6.28%
11.000 - 11.499           0.00%           0.45%         0.45%         0.90%          1.47%         1.67%
11.500 - 11.999           0.09%           0.31%         1.16%         0.45%          2.03%         1.42%
12.000 - 12.499           0.00%           0.12%         0.47%         0.12%          1.63%         0.58%
12.500 - 12.999           0.12%           0.51%         0.57%         0.97%          1.43%         2.20%
13.000 - 13.499           0.00%           0.03%         0.00%         0.10%          0.18%         0.62%
13.500 - 13.999           0.10%           0.00%         0.09%         0.05%          0.00%         0.02%
14.000 - 14.499           0.00%           0.00%         0.00%         0.00%          0.00%         0.08%
14.500 - 14.999           0.00%           0.00%         0.00%         0.00%          0.10%         0.10%
15.000 +                  0.00%           0.00%         0.07%         0.00%          0.00%         0.00%
TOTAL                     0.76%           2.84%         8.52%         11.13%        24.21%         34.24%
--------------------------------------------------------------------------------------------------------------

MORTG RATES & FICO (CONT'D)
-------------------------------------------------------------------------------------------------------------
    MORTG RATES          701 - 750       751 - 800        801 - 850       TOTAL FICO    AMORT CLTV
-------------------------------------------------------------------------------------------------------------
 5.000 -  5.499            0.00%           0.00%            0.00%            0.13            0.13
 5.500 -  5.999            0.00%           0.17%            0.00%            0.17            0.17
 6.000 -  6.499            0.42%           0.04%            0.00%            0.72            0.72
 6.500 -  6.999            0.25%           0.12%            0.00%            0.45            0.45
 7.000 -  7.499            0.13%           0.12%            0.00%            0.47            0.47
 7.500 -  7.999            0.00%           0.61%            0.00%            1.42            1.42
 8.000 -  8.499            0.35%           0.00%            0.00%            1.57            1.57
 8.500 -  8.999            1.07%           0.52%            0.00%            5.12            5.12
 9.000 -  9.499            1.32%           0.52%            0.00%            9.15            9.15
 9.500 -  9.999            2.59%           1.15%            0.00%           19.81           19.81
10.000 - 10.499            1.23%           0.81%            0.00%           16.67           16.67
10.500 - 10.999            2.09%           0.00%            0.00%           18.88           18.88
11.000 - 11.499            0.67%           0.20%            0.00%            5.80            5.80
11.500 - 11.999            0.74%           0.00%            0.00%            6.20            6.20
12.000 - 12.499            0.59%           0.26%            0.00%            3.76            3.76
12.500 - 12.999            1.30%           0.17%            0.00%            7.27            7.27
13.000 - 13.499            0.72%           0.16%            0.00%            1.80            1.80
13.500 - 13.999            0.00%           0.00%            0.00%            0.26            0.26
14.000 - 14.499            0.00%           0.00%            0.00%            0.08            0.08
14.500 - 14.999            0.00%           0.00%            0.00%            0.20            0.20
15.000 +                   0.00%           0.00%            0.00%            0.07            0.07
TOTAL                     13.46%           4.84%            0.00%          100.00          100.00
-------------------------------------------------------------------------------------------------------------


MORTG RATES & FICO (CONT'D)
----------------------------------------------------------------------------------------------
    MORTG RATES             WAC        GROSS      AVG PRIN     LIMITED      STATED
                                       MARGIN      BAL ($)       DOC          DOC    IO LOANS
----------------------------------------------------------------------------------------------
 5.000 -  5.499            5.0000      0.0000      32223.05     0.00        100.00      0.00
 5.500 -  5.999            5.7989      0.0000     21521.275     0.00        100.00      0.00
 6.000 -  6.499            6.2348      0.0000     20676.106     0.00        100.00      0.00
 6.500 -  6.999            6.6456      0.0000     28606.943     0.00        100.00      0.00
 7.000 -  7.499            7.2280      0.0000     30375.125     0.00        100.00      0.00
 7.500 -  7.999            7.6935      0.0000     60858.763     0.00        100.00      0.00
 8.000 -  8.499            8.1960      0.0000     50418.989     0.00        100.00      0.00
 8.500 -  8.999            8.8015      0.0000      50615.29     0.00        100.00      0.00
 9.000 -  9.499            9.2236      0.0000     52245.536     0.00        100.00      0.00
 9.500 -  9.999            9.7711      0.0000     52454.176     0.00        100.00      0.00
10.000 - 10.499           10.1629      0.0000     47586.515     0.00        100.00      0.00
10.500 - 10.999           10.7393      0.0000     48496.476     0.00        100.00      0.00
11.000 - 11.499           11.2007      0.0000     38212.026     0.00        100.00      0.00
11.500 - 11.999           11.7324      0.0000     33882.651     0.00        100.00      0.00
12.000 - 12.499           12.3035      0.0000     28440.984     0.00        100.00      0.00
12.500 - 12.999           12.7767      0.0000     29647.263     0.00        100.00      0.00
13.000 - 13.499           13.0224      0.0000     42121.761     0.00        100.00      0.00
13.500 - 13.999           13.6704      0.0000     16673.813     0.00        100.00      0.00
14.000 - 14.499           14.0000      0.0000      20455.69     0.00        100.00      0.00
14.500 - 14.999           14.5600      0.0000         25692     0.00        100.00      0.00
15.000 +                  16.1539      0.0000       8918.69     0.00        100.00      0.00
TOTAL                     10.4054      0.0000     43177.404     0.00        100.00      0.00
---------------------------------------------------------------------------------------------



MORTG RATES & LTV
----------------------------------------------------------------------------------------------------------------
  MORTG RATES           LTV 40.01-50     50.01 - 60    60.01 - 70    70.01 - 80    80.01 - 90    90.01 - 100
----------------------------------------------------------------------------------------------------------------
 5.000 -  5.499             0.00%           0.00%         0.00%         0.13%          0.00%         0.00%
 5.500 -  5.999             0.00%           0.00%         0.00%         0.00%          0.17%         0.00%
 6.000 -  6.499             0.00%           0.00%         0.00%         0.00%          0.30%         0.43%
 6.500 -  6.999             0.00%           0.00%         0.00%         0.00%          0.22%         0.22%
 7.000 -  7.499             0.00%           0.00%         0.00%         0.25%          0.22%         0.00%
 7.500 -  7.999             0.00%           0.00%         0.00%         0.37%          0.76%         0.30%
 8.000 -  8.499             0.00%           0.00%         0.00%         0.00%          0.31%         1.26%
 8.500 -  8.999             0.00%           0.00%         0.00%         0.00%          0.60%         4.52%
 9.000 -  9.499             0.00%           0.00%         0.00%         1.10%          0.96%         6.58%
 9.500 -  9.999             0.00%           0.00%         0.00%         0.00%          0.72%         18.63%
10.000 - 10.499             0.00%           0.00%         0.00%         0.25%          1.19%         14.80%
10.500 - 10.999             0.06%           0.00%         0.16%         0.18%          1.20%         16.65%
11.000 - 11.499             0.00%           0.04%         0.14%         0.49%          0.36%         4.61%
11.500 - 11.999             0.06%           0.14%         0.17%         0.30%          1.28%         4.11%
12.000 - 12.499             0.00%           0.00%         0.36%         0.40%          0.39%         2.23%
12.500 - 12.999             0.01%           0.46%         0.48%         0.99%          0.53%         4.46%
13.000 - 13.499             0.00%           0.07%         0.00%         0.05%          0.19%         1.47%
13.500 - 13.999             0.00%           0.00%         0.07%         0.00%          0.00%         0.19%
14.000 - 14.499             0.00%           0.00%         0.00%         0.00%          0.00%         0.08%
14.500 - 14.999             0.00%           0.00%         0.00%         0.00%          0.00%         0.00%
15.000 +                    0.00%           0.00%         0.00%         0.00%          0.00%         0.00%
TOTAL                       0.12%           0.71%         1.38%         4.51%          9.40%         80.53%
----------------------------------------------------------------------------------------------------------------

MORTG RATES & LTV (CONT'D)

----------------------------------------------------------------------------------------------------------------
  MORTG RATES           100+         AMORT CLTV       AVG FICO       GROSS MARGIN   AVG PRIN BAL ($) LIMITED DOC
----------------------------------------------------------------------------------------------------------------
 5.000 -  5.499         0.00%            0.13             541            0.00         32223.05         0.00
 5.500 -  5.999         0.00%            0.17             760            0.00         21521.28         0.00
 6.000 -  6.499         0.00%            0.72             679            0.00         20676.11         0.00
 6.500 -  6.999         0.00%            0.45             735            0.00         28606.94         0.00
 7.000 -  7.499         0.00%            0.47             696            0.00         30375.13         0.00
 7.500 -  7.999         0.00%            1.42             708            0.00         60858.76         0.00
 8.000 -  8.499         0.00%            1.57             681            0.00         50418.99         0.00
 8.500 -  8.999         0.00%            5.12             680            0.00         50615.29         0.00
 9.000 -  9.499         0.50%            9.15             645            0.00         52245.54         0.00
 9.500 -  9.999         0.45%           19.81             644            0.00         52454.18         0.00
10.000 - 10.499         0.31%           16.67             655            0.00         47586.51         0.00
10.500 - 10.999         0.55%           18.88             628            0.00         48496.48         0.00
11.000 - 11.499         0.00%            5.80             634            0.00         38212.03         0.00
11.500 - 11.999         0.14%            6.20             623            0.00         33882.65         0.00
12.000 - 12.499         0.38%            3.76             641            0.00         28440.98         0.00
12.500 - 12.999         0.16%            7.27             633            0.00         29647.26         0.00
13.000 - 13.499         0.00%            1.80             693            0.00         42121.76         0.00
13.500 - 13.999         0.00%            0.26             517            0.00         16673.81         0.00
14.000 - 14.499         0.00%            0.08             698            0.00         20455.69         0.00
14.500 - 14.999         0.20%            0.20             652            0.00         25692.00         0.00
15.000 +                0.05%            0.07             507            0.00          8918.69         0.00
TOTAL                   2.74%           100.00            645            0.00         43177.40         0.00
----------------------------------------------------------------------------------------------------------------


MORTG RATES & LTV (CONT'D)

-----------------------------------------------------
  MORTG RATES           STATED DOC      IO LOANS
-----------------------------------------------------
 5.000 -  5.499            100.00          0.00
 5.500 -  5.999            100.00          0.00
 6.000 -  6.499            100.00          0.00
 6.500 -  6.999            100.00          0.00
 7.000 -  7.499            100.00          0.00
 7.500 -  7.999            100.00          0.00
 8.000 -  8.499            100.00          0.00
 8.500 -  8.999            100.00          0.00
 9.000 -  9.499            100.00          0.00
 9.500 -  9.999            100.00          0.00
10.000 - 10.499            100.00          0.00
10.500 - 10.999            100.00          0.00
11.000 - 11.499            100.00          0.00
11.500 - 11.999            100.00          0.00
12.000 - 12.499            100.00          0.00
12.500 - 12.999            100.00          0.00
13.000 - 13.499            100.00          0.00
13.500 - 13.999            100.00          0.00
14.000 - 14.499            100.00          0.00
14.500 - 14.999            100.00          0.00
15.000 +                   100.00          0.00
TOTAL                      100.00          0.00
-------------------------------------------------------


STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER

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STATEMENT REGARDING CBO PRICING

The security evaluation set forth above has been provided at your request as an accommodation to you. We believe it represents an estimate of value given stable market conditions and adequate time to work an order. However, by providing this information, we are not representing that such evaluation has been confirmed by actual trades or that a market exists or will exit for this security now or in the future. You should understand that our evaluation does not represent a bid by Bear Stearns or any other person and it may vary from the value Bear Stearns assigns such security while in our inventory. Additionally, you should consider that under adverse market conditions and/or deteriorating credit conditions in the collateral underlying the CBO, a distressed or forced sale of this instrument could result in proceeds that are far less than the evaluation provided.

Bear, Stearns & Co. Inc.                                     BLITZ-0501                                            February 14, 2004
ablitzer                                                     SENSITIVITY                                                 01:57PM EST
                                                                                                                         Page 1 of 1

                                           SETTLE DATE: 2/16/2005 US TREASURY CURVE DATE: 2/11/2005
                                                             TRANCHE: A1(A1)
                     .00% CPR       12.50% CPR      18.75% CPR     25.00% CPR     31.25% CPR      37.50% CPR            PREPAY
                      2.59000        2.59000         2.59000         2.59000        2.59000        2.59000              1M_LIB
                      3.31000        3.31000         3.31000         3.31000        3.31000        3.31000              1YR_LIB
                      2.94720        2.94720         2.94720         2.94720        2.94720        2.94720             1YR_TRES
                      3.01000        3.01000         3.01000         3.01000        3.01000        3.01000              6M_LIB
      PRICE          SCENARIO0      SCENARIO1       SCENARIO2       SCENARIO3      SCENARIO4      SCENARIO5           DELINQUENCY
                       0.000          0.000           0.000           0.000          0.000          0.000              CALL_PCT
                         0              0               0               0              0              0                OPT_CALL
                        10%            10%             10%             10%            10%            10%                 CALL
                       16.76           4.78            3.23           2.34           1.70            1.18              AVG. LIFE
                     2/25/2005       2/25/2005      2/25/2005       2/25/2005      2/25/2005      2/25/2005        PRIN. START DATE
                     1/25/2033      11/25/2019      5/25/2015       9/25/2012      1/25/2011      11/25/2009        PRIN. END DATE
   100.000000          3.00            3.00            3.00           2.99           2.99            2.99                Yield
                      12.47            4.16            2.92           2.16           1.60            1.13              Duration

                                          Scenario Details For: Scenario0
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default       .00% CPR              .00000            90.00000
                                          Scenario Details For: Scenario1
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      12.50% CPR             .00000            90.00000
                                          Scenario Details For: Scenario2
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      18.75% CPR             .00000            90.00000
                                          Scenario Details For: Scenario3
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      25.00% CPR             .00000            90.00000
                                          Scenario Details For: Scenario4
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      31.25% CPR             .00000            90.00000
                                          Scenario Details For: Scenario5
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      37.50% CPR             .00000            90.00000



Bear, Stearns & Co. Inc.                                      BLITZ-0501                                           February 14, 2004
ablitzer                                                     SENSITIVITY                                                 01:58PM EST
                                                                                                                         Page 1 of 1

                                           SETTLE DATE: 2/16/2005 US TREASURY CURVE DATE: 2/11/2005
                                                             TRANCHE: M1(M1)
                     .00% CPR       12.50% CPR      18.75% CPR     25.00% CPR     31.25% CPR      37.50% CPR            PREPAY
                      2.59000        2.59000         2.59000         2.59000        2.59000        2.59000              1M_LIB
                      3.31000        3.31000         3.31000         3.31000        3.31000        3.31000              1YR_LIB
                      2.94720        2.94720         2.94720         2.94720        2.94720        2.94720             1YR_TRES
                      3.01000        3.01000         3.01000         3.01000        3.01000        3.01000              6M_LIB
      PRICE          SCENARIO0      SCENARIO1       SCENARIO2       SCENARIO3      SCENARIO4      SCENARIO5           DELINQUENCY
                       0.000          0.000           0.000           0.000          0.000          0.000              CALL_PCT
                         0              0               0               0              0              0                OPT_CALL
                        10%            10%             10%             10%            10%            10%                 CALL
                       24.90           9.89            6.74           5.13           4.60            4.62              AVG. LIFE
                     2/25/2005      11/25/2009      4/25/2008       5/25/2008      8/25/2008      1/25/2009        PRIN. START DATE
                     1/25/2033      11/25/2019      5/25/2015       9/25/2012      1/25/2011      11/25/2009        PRIN. END DATE
   100.000000          3.36            3.36            3.36           3.36           3.36            2.99                Yield
                      16.62            8.16            5.87           4.61           4.19            4.22              Duration

                                          Scenario Details For: Scenario0
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default       .00% CPR              .00000            90.00000
                                          Scenario Details For: Scenario1
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      12.50% CPR             .00000            90.00000
                                          Scenario Details For: Scenario2
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      18.75% CPR             .00000            90.00000
                                          Scenario Details For: Scenario3
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      25.00% CPR             .00000            90.00000
                                          Scenario Details For: Scenario4
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      31.25% CPR             .00000            90.00000
                                          Scenario Details For: Scenario5
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      37.50% CPR             .00000            90.00000



Bear, Stearns & Co. Inc.                                      BLITZ-0501                                           February 14, 2004
ablitzer                                                     SENSITIVITY                                                 01:59PM EST
                                                                                                                         Page 1 of 1

                                           SETTLE DATE: 2/16/2005 US TREASURY CURVE DATE: 2/11/2005
                                                             TRANCHE: M2(M2)
                     .00% CPR       12.50% CPR      18.75% CPR     25.00% CPR     31.25% CPR      37.50% CPR            PREPAY
                      2.59000        2.59000         2.59000         2.59000        2.59000        2.59000              1M_LIB
                      3.31000        3.31000         3.31000         3.31000        3.31000        3.31000              1YR_LIB
                      2.94720        2.94720         2.94720         2.94720        2.94720        2.94720             1YR_TRES
                      3.01000        3.01000         3.01000         3.01000        3.01000        3.01000              6M_LIB
      PRICE          SCENARIO0      SCENARIO1       SCENARIO2       SCENARIO3      SCENARIO4      SCENARIO5           DELINQUENCY
                       0.000          0.000           0.000           0.000          0.000          0.000              CALL_PCT
                         0              0               0               0              0              0                OPT_CALL
                        10%            10%             10%             10%            10%            10%                 CALL
                       24.90           9.89            6.74           5.07           4.28            3.99              AVG. LIFE
                     2/25/2005      11/25/2009      4/25/2008       3/25/2008      5/25/2008       8/25/2009        PRIN. START DATE
                     1/25/2033      11/25/2019      5/25/2015       9/25/2012      1/25/2011      11/25/2009        PRIN. END DATE
   100.000000          4.08            4.08            4.08           4.08           4.08            4.08                Yield
                      15.36            7.84            5.70           4.45           3.84            3.62              Duration

                                          Scenario Details For: Scenario0
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default       .00% CPR              .00000            90.00000
                                          Scenario Details For: Scenario1
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      12.50% CPR             .00000            90.00000
                                          Scenario Details For: Scenario2
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      18.75% CPR             .00000            90.00000
                                          Scenario Details For: Scenario3
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      25.00% CPR             .00000            90.00000
                                          Scenario Details For: Scenario4
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      31.25% CPR             .00000            90.00000
                                          Scenario Details For: Scenario5
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      37.50% CPR             .00000            90.00000



Bear, Stearns & Co. Inc.                                      BLITZ-0501                                           February 14, 2004
ablitzer                                                     SENSITIVITY                                                 01:59PM EST
                                                                                                                         Page 1 of 1

                                           SETTLE DATE: 2/16/2005 US TREASURY CURVE DATE: 2/11/2005
                                                             TRANCHE: M3(M3)
                     .00% CPR       12.50% CPR      18.75% CPR     25.00% CPR     31.25% CPR      37.50% CPR            PREPAY
                      2.59000        2.59000         2.59000         2.59000        2.59000        2.59000              1M_LIB
                      3.31000        3.31000         3.31000         3.31000        3.31000        3.31000              1YR_LIB
                      2.94720        2.94720         2.94720         2.94720        2.94720        2.94720             1YR_TRES
                      3.01000        3.01000         3.01000         3.01000        3.01000        3.01000              6M_LIB
      PRICE          SCENARIO0      SCENARIO1       SCENARIO2       SCENARIO3      SCENARIO4      SCENARIO5           DELINQUENCY
                       0.000          0.000           0.000           0.000          0.000          0.000              CALL_PCT
                         0              0               0               0              0              0                OPT_CALL
                        10%            10%             10%             10%            10%            10%                 CALL
                       24.90           9.89            6.74           5.05           4.21            3.82              AVG. LIFE
                     2/25/2005      11/25/2009      4/25/2008       3/25/2008      5/25/2008      6/25/2008        PRIN. START DATE
                     1/25/2033      11/25/2019      5/25/2015       9/25/2012      1/25/2011      11/25/2009        PRIN. END DATE
    99.546230          4.32            4.34            4.37           4.39           4.40            4.41                Yield
                      15.00            7.75            5.65           4.41           3.76            3.45              Duration

                                          Scenario Details For: Scenario0
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default       .00% CPR              .00000            90.00000
                                          Scenario Details For: Scenario1
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      12.50% CPR             .00000            90.00000
                                          Scenario Details For: Scenario2
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      18.75% CPR             .00000            90.00000
                                          Scenario Details For: Scenario3
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      25.00% CPR             .00000            90.00000
                                          Scenario Details For: Scenario4
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      31.25% CPR             .00000            90.00000
                                          Scenario Details For: Scenario5
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      37.50% CPR             .00000            90.00000



Bear, Stearns & Co. Inc.                                      BLITZ-0501                                           February 14, 2004
ablitzer                                                     SENSITIVITY                                                 02:00PM EST
                                                                                                                         Page 1 of 1

                                           SETTLE DATE: 2/16/2005 US TREASURY CURVE DATE: 2/11/2005
                                                             TRANCHE: M3(M3)
                     .00% CPR       12.50% CPR      18.75% CPR     25.00% CPR     31.25% CPR      37.50% CPR            PREPAY
                      2.59000        2.59000         2.59000         2.59000        2.59000        2.59000              1M_LIB
                      3.31000        3.31000         3.31000         3.31000        3.31000        3.31000              1YR_LIB
                      2.94720        2.94720         2.94720         2.94720        2.94720        2.94720             1YR_TRES
                      3.01000        3.01000         3.01000         3.01000        3.01000        3.01000              6M_LIB
      PRICE          SCENARIO0      SCENARIO1       SCENARIO2       SCENARIO3      SCENARIO4      SCENARIO5           DELINQUENCY
                       0.000          0.000           0.000           0.000          0.000          0.000              CALL_PCT
                         0              0               0               0              0              0                OPT_CALL
                        10%            10%             10%             10%            10%            10%                 CALL
                       24.90           9.89            6.74           5.05           4.21            3.82              AVG. LIFE
                     2/25/2005      11/25/2009      4/25/2008       5/25/2008      8/25/2008      6/25/2008        PRIN. START DATE
                     1/25/2033      11/25/2019      5/25/2015       9/25/2012      1/25/2011      11/25/2009        PRIN. END DATE
    98.199740          4.41            4.52            4.61           4.70           4.77            4.81                Yield
                      14.93            7.71            5.63           4.39           3.75            3.44              Duration

                                          Scenario Details For: Scenario0
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default       .00% CPR              .00000            90.00000
                                          Scenario Details For: Scenario1
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      12.50% CPR             .00000            90.00000
                                          Scenario Details For: Scenario2
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      18.75% CPR             .00000            90.00000
                                          Scenario Details For: Scenario3
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      25.00% CPR             .00000            90.00000
                                          Scenario Details For: Scenario4
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      31.25% CPR             .00000            90.00000
                                          Scenario Details For: Scenario5
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      37.50% CPR             .00000            90.00000



Bear, Stearns & Co. Inc.                                      BLITZ-0501                                           February 14, 2004
ablitzer                                                     SENSITIVITY                                                 02:00PM EST
                                                                                                                         Page 1 of 1

                                           SETTLE DATE: 2/16/2005 US TREASURY CURVE DATE: 2/11/2005
                                                             TRANCHE: M4(M4)
                     .00% CPR       12.50% CPR      18.75% CPR     25.00% CPR     31.25% CPR      37.50% CPR            PREPAY
                      2.59000        2.59000         2.59000         2.59000        2.59000        2.59000              1M_LIB
                      3.31000        3.31000         3.31000         3.31000        3.31000        3.31000              1YR_LIB
                      2.94720        2.94720         2.94720         2.94720        2.94720        2.94720             1YR_TRES
                      3.01000        3.01000         3.01000         3.01000        3.01000        3.01000              6M_LIB
      PRICE          SCENARIO0      SCENARIO1       SCENARIO2       SCENARIO3      SCENARIO4      SCENARIO5           DELINQUENCY
                       0.000          0.000           0.000           0.000          0.000          0.000              CALL_PCT
                         0              0               0               0              0              0                OPT_CALL
                        10%            10%             10%             10%            10%            10%                 CALL
                       24.90           9.89            6.74           5.05           4.18            3.76              AVG. LIFE
                     2/25/2005      11/25/2009      4/25/2008       3/25/2008      4/25/2008      6/25/2008        PRIN. START DATE
                     1/25/2033      11/25/2019      5/25/2015       9/25/2012      1/25/2011      11/25/2009        PRIN. END DATE
    99.109620          4.97            5.03            5.07           5.11           5.15            5.17                Yield
                      14.04            7.49            5.50           4.32           3.67            3.35              Duration

                                          Scenario Details For: Scenario0
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default       .00% CPR              .00000            90.00000
                                          Scenario Details For: Scenario1
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      12.50% CPR             .00000            90.00000
                                          Scenario Details For: Scenario2
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      18.75% CPR             .00000            90.00000
                                          Scenario Details For: Scenario3
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      25.00% CPR             .00000            90.00000
                                          Scenario Details For: Scenario4
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      31.25% CPR             .00000            90.00000
                                          Scenario Details For: Scenario5
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      37.50% CPR             .00000            90.00000



Bear, Stearns & Co. Inc.                                      BLITZ-0501                                           February 14, 2004
ablitzer                                                     SENSITIVITY                                                 02:25PM EST
                                                                                                                         Page 1 of 1

                                           SETTLE DATE: 2/16/2005 US TREASURY CURVE DATE: 2/11/2005
                                                             TRANCHE: M4(M4)
                     .00% CPR       12.50% CPR      18.75% CPR     25.00% CPR     31.25% CPR      37.50% CPR            PREPAY
                      2.59000        2.59000         2.59000         2.59000        2.59000        2.59000              1M_LIB
                      3.31000        3.31000         3.31000         3.31000        3.31000        3.31000              1YR_LIB
                      2.94720        2.94720         2.94720         2.94720        2.94720        2.94720             1YR_TRES
                      3.01000        3.01000         3.01000         3.01000        3.01000        3.01000              6M_LIB
      PRICE          SCENARIO0      SCENARIO1       SCENARIO2       SCENARIO3      SCENARIO4      SCENARIO5           DELINQUENCY
                       0.000          0.000           0.000           0.000          0.000          0.000              CALL_PCT
                         0              0               0               0              0              0                OPT_CALL
                        10%            10%             10%             10%            10%            10%                 CALL
                       24.90           9.89            6.74           5.05           4.18            3.76              AVG. LIFE
                     2/25/2005      11/25/2009      4/25/2008       5/25/2008      4/25/2008      6/25/2008        PRIN. START DATE
                     1/25/2033      11/25/2019      5/25/2015       9/25/2012      1/25/2011      11/25/2009        PRIN. END DATE
    97.574560          5.08            5.23            5.35           5.47           5.57            5.64                Yield
                      13.95            7.45            5.47           4.30           3.66            3.34              Duration

                                          Scenario Details For: Scenario0
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default       .00% CPR              .00000            90.00000
                                          Scenario Details For: Scenario1
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      12.50% CPR             .00000            90.00000
                                          Scenario Details For: Scenario2
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      18.75% CPR             .00000            90.00000
                                          Scenario Details For: Scenario3
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      25.00% CPR             .00000            90.00000
                                          Scenario Details For: Scenario4
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      31.25% CPR             .00000            90.00000
                                          Scenario Details For: Scenario5
                     Pool/Group       Prepay     Loss    DELINQUENCY       PP COLLECTION
                       Default      37.50% CPR             .00000            90.00000
